UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5235
                                                     ---------------------

                  Nuveen California Municipal Value Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT           |       Nuveen Investments
August 31, 2008         |       MUNICIPAL CLOSED-END FUNDS


                                                         NUVEEN CALIFORNIA
                                                         MUNICIPAL VALUE
                                                         FUND, INC.
                                                         NCA

                                                         NUVEEN CALIFORNIA
                                                         PERFORMANCE PLUS
                                                         MUNICIPAL FUND, INC.
                                                         NCP

                                                         NUVEEN CALIFORNIA
                                                         MUNICIPAL MARKET
                                                         OPPORTUNITY FUND, INC.
                                                         NCO

                                                         NUVEEN CALIFORNIA
                                                         INVESTMENT QUALITY
                                                         MUNICIPAL FUND, INC.
                                                         NQC

                                                         NUVEEN CALIFORNIA
                                                         SELECT QUALITY
                                                         MUNICIPAL FUND, INC.
                                                         NVC

                                                         NUVEEN CALIFORNIA
                                                         QUALITY INCOME
                                                         MUNICIPAL FUND, INC.
                                                         NUC

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

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

Photo of: Robert P. Bremner

Chairman's
LETTER TO SHAREHOLDERS

|  Robert P. Bremner  |  Chairman of the Board

Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
October 21, 2008

Portfolio Manager's COMMENTS


Nuveen Investments Municipal Closed-End Funds   |   NCA, NCP, NCO,
                                                    NQC, NVC, NUC

Portfolio manager Scott Romans discusses economic and municipal market conditions at both the national and state levels, key investment strategies, and the twelve-month performance of these Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed these six Funds since 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED AUGUST 31, 2008?

During this period, developments in the credit markets led to increased price volatility and reduced liquidity, and a general "flight-to-quality". In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--in eight months, including reductions of 125 basis points in January 2008 alone. (On October 8, 2008, after the close of this reporting period, the Fed lowered the fed funds rate by 50 basis points, cutting this target rate from 2.00% to 1.5%).

The Fed's rate-cutting actions also were a response to signs of slower growth in the U.S. economy, as evidenced by changes in the U.S. gross domestic product
(GDP), a closely watched measure of economic performance. While GDP expanded at 4.8% in the third quarter of 2007, this measure fell into negative territory (-0.2%) in the fourth quarter of 2007 before improving to 0.9% in the first quarter of 2008 (all GDP numbers annualized). During the second quarter of 2008, GDP grew at an annual rate of 2.8%, boosted by an acceleration in exports and upturn in government spending, but reflecting a 13% decline in residential investment. Driven largely by increased energy, transportation and food prices, the Consumer Price Index (CPI) registered a 5.4% year-over-year gain as of August 2008. The core CPI (which excludes food and energy) rose 2.5% between September 2007 and August 2008, well above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first of eight straight months of decline in new job creation. The national unemployment rate for August 2008 was 6.1%, its highest level in five years, up from 4.7% in August 2007.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. In



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

addition, hedge funds and other non-traditional buyers of municipal bonds began to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer-maturity bonds and higher quality bonds tended to outperform lower quality credits.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended August 2008, municipal bond issuance nationwide totaled $462.4 billion, a decrease of 1% from the previous twelve months. Despite disruptions in the markets, as of the end of this reporting period, up to August 31st, new municipal issuance continued to be met with solid demand by institutional and retail investors as well as some non-traditional buyers returning to the market over the last few months.


HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

The California economy has experienced a dramatic slowdown, with the state's economic growth rate, as measured by GDP by state, falling from 3.8% in 2006 to 1.5% in 2007, compared with the 2007 national average of 2.0%. This dropped California from its ranking as the thirteenth fastest growing state economy in the U.S. to thirty-second. Declines in the construction, finance and insurance sectors combined to account for the loss of one full percentage point from the state's 2007 GDP growth. On the positive side, California's economy remained relatively diverse, with international trade, technology, tourism and defense serving as key drivers. Gains in manufacturing and private service production industries helped to offset some of the current weakness. However, as of August 2008, California's unemployment rate had risen to 7.7%, up from 5.5% in August 2007 and the highest level since March 1996.

In addition, because California's housing market had greater exposure to riskier, non-traditional mortgage products than most other states, the state was hard hit by the sub-prime mortgage crisis as well as the downturn in the housing sector. According to the Standard & Poor's/Case-Shiller home price index of twenty major metropolitan areas, housing prices in Los Angeles, San Diego and San Francisco fell 26.2%,

25.0%, and 24.8%, respectively, between August 2007 and July 2008, compared with an average decrease of 16.3% nationwide. This placed them fourth, fifth and sixth, respectively, in the country in loss of home value, behind Las Vegas, Phoenix and Miami. The deterioration in household credit quality caused by continuing problems in the housing market forced downward revisions to revenue estimates from state and local governments, with weaker-than-projected tax collections prompting the declaration of a state fiscal emergency in January 2008. After a record delay of eighty-five days past the official July 1 deadline, the $145 billion California state budget was signed into law in late September 2008 (following the close of this reporting period).

In April 2008, Moody's and Standard & Poor's confirmed their ratings on California's general obligation bonds at A1 and A+, respectively, while Fitch maintained its A+ rating, albeit with a negative outlook. Moody's and Standard &Poor's maintained stable outlooks for the state. For the twelve months ended August 31, 2008, municipal issuance in California totaled $66.6 billion, a decrease of 7% from the previous twelve months. California remained the largest state issuer in the nation, representing more than 14% of total issuance nationwide for the twelve months ended August 31, 2008. In terms of debt per capita, the state ranked tenth in the nation in 2007, while debt as a percent of personal income was 4.6%, compared with the national median of 2.4%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS REPORTING PERIOD?

During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on the turbulent environment by continuing to focus on finding relative value by using a fundamental approach to find sectors and individual credits with the potential to perform well over the long term.

As municipal bonds responded to events in the general financial markets, we found attractive opportunities in various sectors at different times. For example, when hedge funds and high-yield funds began to sell holdings into an illiquid market in order to meet margin requirements and redemption needs, we took advantage of this situation to add positions in tobacco bonds and A rated health care bonds at attractive prices. We also bought in selected new issues of lower-rated bonds. In the spring of 2008, we saw a substantial increase in new issuance from California hospitals seeking fixed rates on longer bonds. Many of these issues were rated AA or A and offered attractive prices and yields, and we took this opportunity to add to our health care positions.

To provide liquidity for purchases, we primarily sold short-dated bonds. Some of our new additions also were funded with proceeds from bond calls.

As a key dimension of risk management, we employed a disciplined approach to duration(1) positioning as an important component of our management strategies. As part of this approach, we used inverse floating rate securities(2), a type of derivative financial instrument, in all six of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. All of the Funds also invested in other types of derivatives to lengthen the Funds' durations and help us manage their common share net asset value (NAV) volatility without having a negative impact on their income streams or common share dividends over the short term. During periods when interest rates were lower, we believed that managing duration synthetically through derivative positions was more prudent than buying bonds that would extend duration but also embed lower yields in the portfolio. As of August 31, 2008, the inverse floaters remained in place, while the other derivative positions had been removed from the Funds.


HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For periods ended 8/31/08

                                            1-Year       5-Year      10-Year
NCA(3)                                       2.94%        4.69%        4.55%
NCP                                          1.23%        5.02%        5.01%
NCO                                          1.35%        5.07%        4.81%
NQC                                          1.78%        4.89%        5.00%
NVC                                          2.07%        5.28%        5.25%
NUC                                          3.51%        5.82%        5.25%

Lipper CA Municipal
Debt Funds Average(4)                        0.70%        5.54%        4.78%

Lehman Brothers
CA Municipal
Bond Index(5)                                3.94%        4.70%        4.87%

S&P CA Municipal
Bond Index(6)                                3.93%        4.87%        4.79%

For the twelve months ended August 31, 2008, the total returns on common share NAV for all six of these California Funds exceeded the average return for the Lipper California Municipal Debt Funds Average. All of the Funds underperformed both the Lehman Brothers California Tax-Exempt Bond Index and the Standard & Poor's (S&P) California Municipal Bond Index.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

(3) NCA is an unleveraged Fund; the remaining five Funds in this report are leveraged.

(4) The Lipper California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 24 funds; 5 years, 24 funds; and 10 years, 12 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

(6) The Standard & Poor's (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade California municipal bond market.

Key management factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations and individual security selection.

During the period, bonds with maturities between two and eight years, especially those maturing in approximately five years, generally benefited the most, while bonds having the longest maturities (twenty-two years and longer) posting the worst returns. Among these Funds, NCA and NUC had the best duration positioning during the period, that is, they were more heavily weighted in the areas of the yield curve that performed well.

As mentioned earlier, all six of these Funds used derivative positions to synthetically extend their durations closer to our strategic target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives had a positive overall impact on the total returns of these Funds, especially NUC, which had a shorter underlying duration and made the greatest use of derivative positions. This positive impact was attributable to the fact that the derivative positions provided exposure to taxable markets during a period when, in contrast to historical trends, the taxable markets and the municipal market moved in the opposite directions. As municipal market performance lagged the gains in the taxable markets, these derivatives performed very well.

On the other hand, the inverse floaters used by these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Because risk-averse investors generally sought higher quality investments as disruptions in the financial and housing markets deepened, bonds rated AA and A typically performed very well, while the performance of the AAA rated sector, although positive, was hampered to some degree due to the impact of downgrades of the insurers. Insured holdings with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, were disproportionately impacted (compared with bonds with underlying credits rated AA or A ) if the insurer backing the bond was downgraded from AAA. At the same time, bonds rated BBB or below and non-rated bonds generally posted poor returns.

Sectors of the market that generally made positive contributions to the Funds' performances included general obligation bonds, water and sewer, education, and special tax issues. Pre-refunded bonds(7), which are backed by U.S. Treasury bonds, were one of the top performing segments of the market, due primarily to their shorter effective



(7) Pre-refunded bonds, also known as advanced refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

maturities, higher credit quality and perceived safety. Among these Funds, NUC and NCA held the heaviest weightings of pre-refunded bonds, while NCP held the fewest.

In general, any bonds that carried credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and the industrial development and housing sectors in particular, underperformed the general municipal market. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market. This negatively affected the transportation sector, especially tollroads, as these projects are often financed with longer duration zero coupon bonds. The health care sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement.

Individual security selection was also a factor in the Funds' performance. Early in the period, we purchased natural gas bonds--some of which were backed by investment banks--at distressed prices relative to new issuance. Unfortunately, as the credit crisis continued to unfold, these bonds tended to come under additional stress.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One of the primary factors impacting the performance of NCP, NCO, NQC, NVC and NUC relative to the returns of the unleveraged Lehman Brothers and S&P California Municipal Bond Indexes was the Funds' use of financial leverage. (NCA is unleveraged.) While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the one-year period, the Funds' borrowing costs remained relatively high, negatively impacting their total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Funds' holdings--whether positive or negative--was magnified by the use of leverage.

RECENT DEVELOPMENTS IN THE CURRENT MARKET ENVIRONMENT

After the close of the reporting period, the nations' financial institutions and financial markets - including the municipal bond market - have experienced significant turmoil. Reductions in demand have decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this has generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital and during the recent market turmoil in which these firms' capital was severely constrained, these firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Compounding the situation was the fact that this reduction in demand was accompanied by significant selling pressure, particularly with respect to lower-rated municipal bonds, as institutional investors were generally removing money from the municipal bond market. The selling pressure created by institutional investors was at least in part caused by their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage ratios that had recently increased due to the decline in municipal bond prices. Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging would cause selling pressure to persist for a period of time.

In addition, the recent market turmoil (after the period-end of this report) has resulted in a significant increase in certain short-term interest rates and a flattening of the municipal yield curve. This affected the Funds' cost of leverage as the rates at which the Funds' auction rate preferred shares were resetting after the close of the reporting period were significantly higher than historical levels. As a result, the Funds experienced leveraging costs that have been higher than the Funds' portfolio investment yields, negatively affecting the Funds' net earnings and total returns. While the rates at which the auction rate preferred shares have been resetting recently have been decreasing to historically normal levels and the yield curve has steepened, it is not yet clear if these rates will remain at such levels.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI, and XLCA experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies--especially those bonds with weaker underlying credits--declined, detracting from the Funds' performance. In particular, NCP was significantly overweighted in bonds insured by AMBAC, FGIC, and MBIA, which negatively affected this Fund's performance. However, on the whole, the holdings of all of the Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear'' and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one Funds. During the twelve-month reporting period, NCP, NQC, NVC and NUC redeemed and/or noticed for redemption $6,075,000, $17,075,000, $22,725,000 and $19,975,000 of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

On August 7, 2008, four municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares
(VRDP) in conjunction with the proceeds from the creation of TOBs.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION


As previously noted, all of the Funds in this report except NCA use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to some degree by the borrowing costs associated with leverage, which were relatively high at some points during the period. Some of the Funds' income streams also were impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the maturing or called bonds. These factors resulted in one monthly dividend reduction in NCP, NCO and NUC over the twelve-month period ended August 31, 2008. The dividends of NCA, NQC and NVC remained stable throughout this reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of these Funds received capital gains and/or net ordinary income distributions at the end of December 2007 as follows:

                                         Short-Term Capital Gains
               Long-Term Capital Gains     and/or Ordinary Income
                           (per share)                (per share)

NCA                            $0.0179                         --
NCP                            $0.0743                    $0.0068
NCO                            $0.0744                    $0.0142
NQC                                 --                    $0.0305
NVC                            $0.0481                         --
NUC                                 --                    $0.0015

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of

August 31, 2008, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Board of Directors/Trustees for each of Nuveen's 120 closed-end Funds approved a program under which each Fund may repurchase up to 10% of its common shares. No common shares were repurchased by these Nuveen California Funds during the twelve-month reporting period ended August 31, 2008.

As of August 31, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                              8/31/08              Twelve-Month
                             Discount          Average Discount

NCA                            -0.72%                    -3.60%
NCP                           -10.50%                    -9.24%
NCO                           -10.27%                    -8.87%
NQC                            -8.79%                    -8.94%
NVC                            -9.99%                    -9.49%
NUC                           -11.20%                    -8.75%

NCA
Performance
OVERVIEW

Nuveen California
Municipal Value
Fund, Inc.
                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              39%
AA                               22%
A                                19%
BBB                              13%
N/R                               7%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Sep                           0.0365
Oct                           0.0365
Nov                           0.0365
Dec                           0.0365
Jan                           0.0365
Feb                           0.0365
Mar                           0.0365
Apr                           0.0365
May                           0.0365
Jun                           0.0365
Jul                           0.0365
Aug                           0.0365


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       9.58
                              9.55
                              9.53
                              9.46
                              9.72
                              9.7201
                              9.66
                              9.62
                              9.51
                              9.6
                              9.58
                              9.64
                              9.43
                              9.38
                              9.32
                              9.2701
                              9.3
                              9.2
                              9.37
                              9.37
                              9.35
                              9.32
                              9.35
                              9.27
                              9.28
                              9.28
                              9.3
                              9.35
                              9.25
                              9.28
                              9.28
                              9.22
                              9.27
                              9.25
                              9.24
                              9.24
                              9.26
                              9.2
                              9.27
                              9.27
                              9.4
                              9.37
                              9.39
                              9.52
                              9.51
                              9.53
                              9.466
                              9.35
                              9.24
                              9.08
                              9.11
                              9.18
                              9.29
                              9.19
                              9.15
                              9.0899
                              9.0901
                              9.1
                              9.07
                              9.01
                              9
                              8.99
                              8.9799
                              9.03
                              8.99
                              9.04
                              9.05
                              9.16
                              9.1
                              9.16
                              9.1101
                              9.09
                              8.95
                              8.92
                              8.9399
                              8.94
                              8.81
                              8.83
                              8.79
                              8.89
                              8.91
                              8.96
                              9.12
                              9.08
                              9.1301
                              9.48
                              9.61
                              9.535
                              9.44
                              9.47
                              9.62
                              9.668
                              9.7
                              9.735
                              9.74
                              9.63
                              9.53
                              9.57
                              9.67
                              9.5801
                              9.52
                              9.51
                              9.52
                              9.51
                              9.63
                              9.63
                              9.75
                              9.8256
                              9.75
                              9.7
                              9.73
                              9.76
                              9.65
                              9.27
                              9.2
                              9.54
                              9.72
                              9.47
                              9.51
                              9.402
                              9.37
                              9.45
                              9.38
                              9.36
                              9.27
                              9.42
                              9.5499
                              9.62
                              9.53
                              9.7
                              9.79
                              9.82
                              9.7
                              9.7744
                              9.82
                              9.81
                              9.85
                              9.84
                              9.84
                              9.81
                              9.75
                              9.76
                              9.8
                              9.7
                              9.71
                              9.72
                              9.76
                              9.75
                              9.82
                              9.82
                              9.78
                              9.8
                              9.89
                              9.84
                              9.86
                              9.88
                              9.68
                              9.75
                              9.7
                              9.756
                              9.67
                              9.57
                              9.61
                              9.7
                              9.7
                              9.66
                              9.64
                              9.67
                              9.62
                              9.66
                              9.67
                              9.64
                              9.658
                              9.65
                              9.72
                              9.76
                              9.74
                              9.8
                              9.78
                              9.81
                              9.77
                              9.73
                              9.737
                              9.79
                              9.79
                              9.77
                              9.78
                              9.77
                              9.77
                              9.82
                              9.72
                              9.7
                              9.725
                              9.7
                              9.72
                              9.65
                              9.6825
                              9.588
                              9.56
                              9.49
                              9.4
                              9.4
                              9.49
                              9.51
                              9.49
                              9.51
                              9.51
                              9.46
                              9.4899
                              9.51
                              9.49
                              9.6
                              9.56
                              9.53
                              9.6
                              9.64
                              9.73
                              9.63
                              9.55
                              9.37
                              9.38
                              9.351
                              9.38
                              9.4
                              9.43
                              9.48
                              9.52
                              9.55
                              9.57
                              9.539
                              9.6
                              9.6404
                              9.67
                              9.55
                              9.53
                              9.5399
                              9.54
                              9.48
                              9.52
                              9.55
                              9.493
                              9.62
                              9.51
                              9.54
                              9.53
                              9.57
                              9.582
                              9.51
                              9.49
                              9.4701
                              9.55
                              9.6355
                              9.6299
8/31/08                       9.6299

FUND SNAPSHOT
------------------------------------
Common Share Price             $9.63
------------------------------------
Common Share
Net Asset Value                $9.70
------------------------------------
Premium/(Discount) to NAV     -0.72%
------------------------------------
Market Yield                   4.55%
------------------------------------
Taxable-Equivalent Yield2      6.97%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $244,985
------------------------------------
Average Effective Maturity
on Securities (Years)          16.52
------------------------------------
Modified Duration               8.45
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.70%         2.94%
------------------------------------
5-Year          6.67%         4.69%
------------------------------------
10-Year         5.34%         4.55%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                30.4%
------------------------------------
Tax Obligation/Limited         23.4%
------------------------------------
Health Care                     8.7%
------------------------------------
Water and Sewer                 7.7%
------------------------------------
Utilities                       6.6%
------------------------------------
Long-Term Care                  5.8%
------------------------------------
Tax Obligation/General          5.1%
------------------------------------
Other                          12.3%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0179 per share.

NCP
Performance
OVERVIEW

Nuveen California
Performance Plus
Municipal Fund, Inc.
                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              26%
AA                               42%
A                                15%
BBB                              11%
N/R                               6%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Sep                           0.0595
Oct                           0.0565
Nov                           0.0565
Dec                           0.0565
Jan                           0.0565
Feb                           0.0565
Mar                           0.0565
Apr                           0.0565
May                           0.0565
Jun                           0.0565
Jul                           0.0565
Aug                           0.0565


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       14.05
                              14.07
                              14.09
                              14.07
                              14.18
                              14.29
                              14.254
                              14.21
                              14.339
                              14.44
                              14.34
                              14.28
                              14.01
                              14.1
                              13.96
                              14.04
                              14.01
                              13.96
                              13.91
                              13.91
                              13.98
                              13.96
                              13.82
                              13.9
                              13.8
                              13.77
                              13.73
                              13.66
                              13.6
                              13.57
                              13.68
                              13.6
                              13.62
                              13.62
                              13.65
                              13.63
                              13.66
                              13.55
                              13.56
                              13.5899
                              13.61
                              13.63
                              13.55
                              13.67
                              13.71
                              13.7
                              13.6396
                              13.64
                              13.55
                              13.38
                              13.33
                              13.35
                              13.5
                              13.43
                              13.44
                              13.36
                              13.15
                              13.39
                              13.35
                              13.48
                              13.2499
                              13.1
                              13.1099
                              13.17
                              13.25
                              13.21
                              13.2901
                              13.3699
                              13.33
                              13.25
                              13.25
                              13.19
                              12.95
                              12.97
                              13.01
                              13.08
                              12.91
                              12.97
                              12.93
                              12.93
                              12.95
                              13
                              13.08
                              13.15
                              13.33
                              13.67
                              13.75
                              13.98
                              13.97
                              14
                              13.95
                              13.78
                              13.79
                              13.8
                              13.85
                              13.91
                              13.68
                              13.62
                              13.75
                              13.79
                              13.7101
                              13.84
                              13.84
                              13.89
                              13.85
                              13.82
                              13.87
                              13.8799
                              13.87
                              13.86
                              13.88
                              13.88
                              13.98
                              13.81
                              13.17
                              13.17
                              13.32
                              13.19
                              13.07
                              13.0001
                              13.19
                              13.2
                              13.18
                              13.01
                              12.86
                              13.09
                              12.9699
                              13.02
                              12.97
                              13
                              12.99
                              12.84
                              12.87
                              12.81
                              12.68
                              12.65
                              12.75
                              12.74
                              12.77
                              12.81
                              12.85
                              12.93
                              12.98
                              12.97
                              13.01
                              13.14
                              13.07
                              13.09
                              13.19
                              13.29
                              13.22
                              13.28
                              13.37
                              13.3
                              13.25
                              13.222
                              13.23
                              13.33
                              13.28
                              13.32
                              13.23
                              13.23
                              13.12
                              13.12
                              13.14
                              13.11
                              13.12
                              13.17
                              13.17
                              13.21
                              13.22
                              13.22
                              13.2
                              13.19
                              13.23
                              13.21
                              13.31
                              13.19
                              13.2399
                              13.3
                              13.26
                              13.39
                              13.36
                              13.4
                              13.42
                              13.35
                              13.36
                              13.33
                              13.33
                              13.31
                              13.34
                              13.4
                              13.34
                              13.23
                              13.38
                              13.21
                              13.01
                              12.9
                              12.85
                              12.94
                              12.88
                              12.8225
                              12.81
                              12.67
                              12.61
                              12.62
                              12.72
                              12.68
                              12.67
                              12.65
                              12.66
                              12.72
                              12.75
                              12.76
                              12.79
                              12.85
                              12.79
                              12.66
                              12.6
                              12.51
                              12.43
                              12.56
                              12.48
                              12.49
                              12.47
                              12.44
                              12.4295
                              12.45
                              12.45
                              12.44
                              12.43
                              12.41
                              12.49
                              12.52
                              12.53
                              12.51
                              12.51
                              12.52
                              12.53
                              12.5
                              12.5
                              12.47
                              12.49
                              12.49
                              12.47
                              12.52
                              12.54
                              12.556
                              12.568
                              12.584
                              12.62
                              12.68
                              12.7
8/31/08                       12.7

FUND SNAPSHOT
------------------------------------
Common Share Price            $12.70
------------------------------------
Common Share
Net Asset Value               $14.19
------------------------------------
Premium/(Discount) to NAV    -10.50%
------------------------------------
Market Yield                   5.34%
------------------------------------
Taxable-Equivalent Yield(2)    8.18%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $183,943
------------------------------------
Average Effective Maturity
on Securities (Years)          16.56
------------------------------------
Leverage-Adjusted Duration     12.00
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.41%         1.23%
------------------------------------
5-Year          4.38%         5.02%
------------------------------------
10-Year         2.75%         5.01%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         22.1%
------------------------------------
Transportation                 17.3%
------------------------------------
Tax Obligation/General         13.2%
------------------------------------
Water and Sewer                10.5%
------------------------------------
U.S. Guaranteed                 9.5%
------------------------------------
Utilities                       7.1%
------------------------------------
Health Care                     6.8%
------------------------------------
Education and Civic
   Organizations                6.0%
------------------------------------
Other                           7.5%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0811 per share.

NCO
Performance
OVERVIEW

Nuveen California
Municipal Market
Opportunity Fund, Inc.
                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              29%
AA                               40%
A                                16%
BBB                              13%
N/R                               2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Sep                           0.0605
Oct                           0.0575
Nov                           0.0575
Dec                           0.0575
Jan                           0.0575
Feb                           0.0575
Mar                           0.0575
Apr                           0.0575
May                           0.0575
Jun                           0.0575
Jul                           0.0575
Aug                           0.0575


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       14.37
                              14.36
                              14.42
                              14.57
                              14.65
                              14.61
                              14.65
                              14.6
                              14.55
                              14.41
                              14.25
                              14.16
                              14
                              13.9
                              13.85
                              14.21
                              14.19
                              14.14
                              14.15
                              14.15
                              14.1
                              14.08
                              14.06
                              14.02
                              13.93
                              14.01
                              14.05
                              14
                              13.94
                              13.9
                              13.82
                              13.82
                              13.81
                              13.88
                              13.89
                              13.93
                              13.93
                              13.93
                              13.86
                              13.81
                              13.8
                              13.79
                              13.79
                              13.75
                              13.72
                              13.74
                              13.77
                              13.76
                              13.65
                              13.45
                              13.42
                              13.38
                              13.25
                              13.11
                              13.05
                              13.04
                              13.15
                              13.2
                              13.09
                              13.164
                              13.3
                              13.198
                              13.18
                              13.26
                              13.33
                              13.44
                              13.5
                              13.57
                              13.48
                              13.45
                              13.47
                              13.34
                              13.2
                              13.09
                              13.18
                              13.16
                              13.05
                              13.12
                              13
                              13.09
                              12.99
                              13.03
                              13.17
                              13.45
                              13.47
                              13.78
                              13.87
                              14.0399
                              14.01
                              14.01
                              13.97
                              13.88
                              14
                              14.05
                              14.03
                              14.02
                              13.86
                              13.909
                              13.97
                              13.946
                              13.88
                              13.87
                              13.91
                              13.96
                              13.97
                              13.94
                              14
                              13.99
                              13.97
                              14.01
                              14.05
                              14.03
                              14.07
                              13.88
                              13.4
                              13.32
                              13.45
                              13.53
                              13.3401
                              13.27
                              13.43
                              13.28
                              13.16
                              13.08
                              12.86
                              12.91
                              13.05
                              13.15
                              13.16
                              13.16
                              13.11
                              13.18
                              13.0599
                              13.05
                              13.03
                              12.8699
                              13.04
                              12.99
                              13
                              13.08
                              13.2
                              13.14
                              13.1
                              13.14
                              13.1
                              13.24
                              13.16
                              13.21
                              13.44
                              13.47
                              13.38
                              13.376
                              13.54
                              13.42
                              13.37
                              13.33
                              13.42
                              13.45
                              13.4552
                              13.48
                              13.44
                              13.48
                              13.4
                              13.36
                              13.35
                              13.356
                              13.4
                              13.35
                              13.34
                              13.34
                              13.35
                              13.328
                              13.32
                              13.4
                              13.44
                              13.37
                              13.4
                              13.37
                              13.41
                              13.63
                              13.6
                              13.6
                              13.61
                              13.6
                              13.59
                              13.59
                              13.61
                              13.59
                              13.59
                              13.57
                              13.6
                              13.6
                              13.5401
                              13.5549
                              13.53
                              13.47
                              13.31
                              13.2
                              13.17
                              13.19
                              13.01
                              13.076
                              13.09
                              12.948
                              12.91
                              12.96
                              12.95
                              12.95
                              12.88
                              12.99
                              12.99
                              13.08
                              13.04
                              13
                              13.04
                              13.12
                              13.15
                              13.08
                              12.9
                              12.79
                              12.8
                              12.76
                              12.6999
                              12.73
                              12.73
                              12.672
                              12.686
                              12.71
                              12.72
                              12.73
                              12.75
                              12.78
                              12.8
                              12.8
                              12.76
                              12.72
                              12.73
                              12.84
                              12.77
                              12.7
                              12.66
                              12.66
                              12.65
                              12.65
                              12.64
                              12.6801
                              12.7
                              12.68
                              12.647
                              12.68
                              12.77
                              12.83
                              12.85
8/31/08                       12.85


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.85
------------------------------------
Common Share
Net Asset Value               $14.32
------------------------------------
Premium/(Discount) to NAV    -10.27%
------------------------------------
Market Yield                   5.37%
------------------------------------
Taxable-Equivalent Yield(2)    8.22%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $116,964
------------------------------------
Average Effective Maturity
on Securities (Years)          16.80
------------------------------------
Leverage-Adjusted Duration     12.02
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/17/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.15%         1.35%
------------------------------------
5-Year          4.31%         5.07%
------------------------------------
10-Year         3.03%         4.81%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         17.9%
------------------------------------
Transportation                 15.7%
------------------------------------
Water and Sewer                15.6%
------------------------------------
U.S. Guaranteed                15.6%
------------------------------------
Tax Obligation/General         13.7%
------------------------------------
Health Care                    10.6%
------------------------------------
Other                          10.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0886 per share.

NQC
Performance
OVERVIEW

Nuveen California
Investment Quality
Municipal Fund, Inc.
                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              25%
AA                               42%
A                                18%
BBB                              10%
N/R                               5%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Sep                           0.0585
Oct                           0.0585
Nov                           0.0585
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0585
Apr                           0.0585
May                           0.0585
Jun                           0.0585
Jul                           0.0585
Aug                           0.0585


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       13.71
                              13.75
                              13.81
                              13.9201
                              14.086
                              14.1
                              14.09
                              14.03
                              14
                              13.9
                              13.84
                              13.828
                              13.61
                              13.64
                              13.75
                              13.73
                              13.78
                              13.7
                              13.8
                              13.8
                              13.8
                              13.82
                              13.74
                              13.7
                              13.73
                              13.75
                              13.71
                              13.839
                              13.724
                              13.715
                              13.68
                              13.68
                              13.66
                              13.58
                              13.67
                              13.73
                              13.82
                              13.8599
                              13.79
                              13.72
                              13.7
                              13.76
                              13.72
                              13.83
                              13.83
                              13.83
                              13.82
                              13.8
                              13.66
                              13.55
                              13.5
                              13.43
                              13.33
                              13.08
                              12.93
                              12.84
                              12.9
                              12.99
                              12.96
                              13.16
                              13.18
                              13.11
                              13.07
                              13.07
                              13.16
                              13.28
                              13.34
                              13.404
                              13.44
                              13.35
                              13.32
                              13.21
                              13.12
                              13.04
                              13.04
                              12.97
                              12.94
                              12.94
                              12.94
                              12.99
                              12.94
                              13.08
                              13.07
                              13.22
                              13.42
                              13.75
                              13.79
                              13.98
                              14
                              14.02
                              13.98
                              13.96
                              13.99
                              14.03
                              14.02
                              13.94
                              13.7599
                              13.87
                              14.03
                              14
                              13.99
                              14
                              14.05
                              14.07
                              14.06
                              14.02
                              14.0699
                              14.04
                              14.04
                              13.96
                              14.07
                              14.13
                              14.247
                              13.89
                              13.61
                              13.5201
                              13.69
                              13.54
                              13.35
                              13.36
                              13.55
                              13.48
                              13.34
                              12.99
                              12.8
                              13.08
                              13.05
                              13.35
                              13.23
                              13.06
                              13.22
                              13.18
                              13.12
                              13.04
                              13.01
                              12.82
                              12.86
                              13
                              13
                              13.06
                              13.06
                              13.16
                              13.23
                              13.28
                              13.38
                              13.42
                              13.45
                              13.4
                              13.42
                              13.49
                              13.44
                              13.4
                              13.55
                              13.52
                              13.58
                              13.61
                              13.66
                              13.68
                              13.64
                              13.6
                              13.6
                              13.63
                              13.5
                              13.43
                              13.43
                              13.48
                              13.52
                              13.49
                              13.54
                              13.55
                              13.58
                              13.59
                              13.61
                              13.575
                              13.5701
                              13.6
                              13.62
                              13.557
                              13.53
                              13.53
                              13.6
                              13.63
                              13.65
                              13.68
                              13.732
                              13.72
                              13.73
                              13.63
                              13.63
                              13.58
                              13.6
                              13.62
                              13.64
                              13.55
                              13.53
                              13.45
                              13.33
                              13.19
                              13.108
                              13.18
                              13.0499
                              13.12
                              13.13
                              13.06
                              12.81
                              12.89
                              12.95
                              12.91
                              12.92
                              12.89
                              12.87
                              12.96
                              12.94
                              12.9
                              12.9399
                              13.02
                              13.01
                              12.91
                              12.9
                              12.85
                              12.79
                              12.8399
                              12.73
                              12.65
                              12.73
                              12.69
                              12.69
                              12.722
                              12.72
                              12.76
                              12.76
                              12.87
                              12.89
                              12.899
                              12.94
                              12.96
                              12.96
                              13.01
                              13.02
                              13.07
                              12.8601
                              12.91
                              12.98
                              12.97
                              12.73
                              12.75
                              12.8
                              12.85
                              12.81
                              12.914
                              12.96
                              12.98
                              13.08
8/31/08                       13.08


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.08
------------------------------------
Common Share
Net Asset Value               $14.34
------------------------------------
Premium/(Discount) to NAV     -8.79%
------------------------------------
Market Yield                   5.37%
------------------------------------
Taxable-Equivalent Yield(2)    8.22%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $194,772
------------------------------------
Average Effective Maturity
on Securities (Years)          17.29
------------------------------------
Leverage-Adjusted Duration     11.25
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.53%         1.78%
------------------------------------
5-Year          4.01%         4.89%
------------------------------------
10-Year         3.64%         5.00%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         26.6%
------------------------------------
Transportation                 18.6%
------------------------------------
U.S. Guaranteed                14.7%
------------------------------------
Education and Civic
   Organizations                9.1%
------------------------------------
Tax Obligation/General          7.8%
------------------------------------
Health Care                     7.5%
------------------------------------
Water and Sewer                 4.6%
------------------------------------
Other                          11.1%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0305 per share.

NVC
Performance
OVERVIEW

Nuveen California
Select Quality
Municipal Fund, Inc.
                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              36%
AA                               31%
A                                21%
BBB                              10%
N/R                               2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Sep                            0.058
Oct                            0.058
Nov                            0.058
Dec                            0.058
Jan                            0.058
Feb                            0.058
Mar                            0.058
Apr                            0.058
May                            0.058
Jun                            0.058
Jul                            0.058
Aug                            0.058


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       14.05
                              13.94
                              14
                              14.02
                              14.08
                              14.13
                              14.12
                              13.97
                              13.96
                              13.81
                              13.79
                              13.79
                              13.75
                              13.78
                              13.71
                              13.63
                              13.68
                              13.65
                              13.77
                              13.77
                              13.8
                              13.85
                              13.68
                              13.7
                              13.73
                              13.7499
                              13.78
                              13.78
                              13.6
                              13.63
                              13.58
                              13.59
                              13.56
                              13.46
                              13.56
                              13.6
                              13.668
                              13.68
                              13.62
                              13.6499
                              13.63
                              13.6
                              13.6
                              13.62
                              13.51
                              13.36
                              13.57
                              13.4
                              13.2
                              13.14
                              13.18
                              13.04
                              13.02
                              13.03
                              12.92
                              12.82
                              12.85
                              12.92
                              12.92
                              12.9
                              12.95
                              13.05
                              13.02
                              13.15
                              13.17
                              13.15
                              13.21
                              13.17
                              13.26
                              13.24
                              13.24
                              13.05
                              12.96
                              12.86
                              12.9
                              12.92
                              12.89
                              12.9
                              12.95
                              12.99
                              12.95
                              12.99
                              13.04
                              13.16
                              13.34
                              13.53
                              13.61
                              13.77
                              13.75
                              13.78
                              13.88
                              13.82
                              13.91
                              13.91
                              13.92
                              13.88
                              13.68
                              13.75
                              13.92
                              13.92
                              13.84
                              13.93
                              13.96
                              14
                              13.94
                              14.04
                              14.02
                              13.89
                              13.88
                              13.93
                              13.99
                              14.1
                              14.1
                              13.93
                              13.3
                              13.36
                              13.45
                              13.24
                              13.19
                              13.29
                              13.31
                              13.17
                              13.04
                              12.86
                              12.7
                              12.98
                              13.11
                              13.29
                              13.11
                              13.12
                              13.05
                              13.05
                              12.92
                              12.88
                              12.78
                              12.64
                              12.72
                              12.82
                              12.85
                              13
                              13.05
                              13.1
                              13.12
                              13.11
                              13.14
                              13.26
                              13.25
                              13.29
                              13.23
                              13.39
                              13.3
                              13.27
                              13.47
                              13.36
                              13.47
                              13.38
                              13.44
                              13.39
                              13.3718
                              13.39
                              13.4299
                              13.44
                              13.32
                              13.326
                              13.33
                              13.3
                              13.28
                              13.35
                              13.3
                              13.36
                              13.4
                              13.5
                              13.53
                              13.522
                              13.59
                              13.53
                              13.57
                              13.5
                              13.57
                              13.61
                              13.62
                              13.494
                              13.45
                              13.46
                              13.55
                              13.62
                              13.5
                              13.41
                              13.41
                              13.38
                              13.39
                              13.38
                              13.44
                              13.47
                              13.3
                              13.36
                              13.22
                              13.11
                              13
                              13.01
                              12.94
                              13
                              12.94
                              12.8501
                              12.76
                              12.86
                              12.88
                              12.85
                              12.883
                              12.91
                              12.91
                              13.03
                              12.97
                              12.89
                              12.98
                              13.09
                              12.98
                              12.87
                              12.69
                              12.41
                              12.48
                              12.6799
                              12.602
                              12.51
                              12.59
                              12.6
                              12.6
                              12.73
                              12.73
                              12.73
                              12.73
                              12.754
                              12.7301
                              12.8
                              12.76
                              12.65
                              12.6201
                              12.8
                              12.69
                              12.83
                              12.75
                              12.77
                              12.6999
                              12.71
                              12.46
                              12.58
                              12.6276
                              12.66
                              12.62
                              12.74
                              12.81
                              12.87
                              12.88
8/31/08                       12.88


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.88
------------------------------------
Common Share
Net Asset Value               $14.31
------------------------------------
Premium/(Discount) to NAV     -9.99%
------------------------------------
Market Yield                   5.40%
------------------------------------
Taxable-Equivalent Yield(2)    8.27%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $330,915
------------------------------------
Average Effective Maturity
on Securities (Years)          16.05
------------------------------------
Leverage-Adjusted Duration     11.88
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.52%         2.07%
------------------------------------
5-Year          4.51%         5.28%
------------------------------------
10-Year         3.79%         5.25%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                22.9%
------------------------------------
Tax Obligation/Limited         16.8%
------------------------------------
Tax Obligation/General         12.4%
------------------------------------
Transportation                 11.6%
------------------------------------
Health Care                    11.1%
------------------------------------
Utilities                       9.9%
------------------------------------
Water and Sewer                 4.7%
------------------------------------
Other                          10.6%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0481 per share.

NUC
Performance
OVERVIEW

Nuveen California
Quality Income
Municipal Fund, Inc.
                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              44%
AA                               31%
A                                12%
BBB                              10%
N/R                               3%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Sep                           0.0625
Oct                           0.0595
Nov                           0.0595
Dec                           0.0595
Jan                           0.0595
Feb                           0.0595
Mar                           0.0595
Apr                           0.0595
May                           0.0595
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       14.1
                              14.13
                              14.23
                              14.42
                              14.72
                              14.84
                              14.9
                              14.7
                              14.75
                              14.56
                              14.51
                              14.33
                              14.2
                              14.21
                              14.26
                              14.62
                              14.41
                              14.45
                              14.36
                              14.36
                              14.42
                              14.73
                              14.43
                              14.28
                              14.2
                              14.25
                              14.27
                              14.25
                              14.08
                              14.09
                              13.84
                              13.9
                              13.93
                              13.81
                              13.92
                              13.88
                              13.98
                              13.95
                              13.92
                              13.8
                              13.86
                              13.9
                              13.96
                              14.02
                              14.054
                              14.02
                              13.99
                              13.99
                              13.786
                              13.61
                              13.55
                              13.49
                              13.39
                              13.21
                              13.3
                              13.27
                              13.36
                              13.44
                              13.4
                              13.31
                              13.5
                              13.5
                              13.48
                              13.54
                              13.54
                              13.6
                              13.62
                              13.8
                              13.75
                              13.7
                              13.6201
                              13.49
                              13.3
                              13.31
                              13.27
                              13.31
                              13.24
                              13.32
                              13.29
                              13.38
                              13.32
                              13.36
                              13.39
                              13.42
                              13.6
                              14.03
                              14.11
                              14.15
                              14.14
                              14.1799
                              14.16
                              14.12
                              14.29
                              14.26
                              14.274
                              14.24
                              13.95
                              14.06
                              14.22
                              14.28
                              14.22
                              14.19
                              14.2
                              14.25
                              14.25
                              14.28
                              14.3
                              14.29
                              14.2
                              14.23
                              14.3
                              14.3699
                              14.44
                              14.06
                              13.75
                              13.68
                              13.95
                              13.85
                              13.67
                              13.5299
                              13.6
                              13.69
                              13.56
                              13.38
                              13.25
                              13.49
                              13.49
                              13.75
                              13.57
                              13.69
                              13.59
                              13.62
                              13.36
                              13.33
                              13.31
                              13.0901
                              13.24
                              13.26
                              13.22
                              13.33
                              13.49
                              13.5
                              13.7
                              13.61
                              13.41
                              13.58
                              13.62
                              13.7
                              13.7
                              13.72
                              13.52
                              13.61
                              13.79
                              13.71
                              13.6899
                              13.7
                              13.79
                              13.86
                              13.8301
                              13.89
                              13.88
                              13.71
                              13.7076
                              13.6799
                              13.7
                              13.74
                              13.7
                              13.69
                              13.79
                              13.79
                              13.82
                              13.82
                              13.83
                              13.8466
                              13.87
                              13.83
                              13.84
                              13.74
                              13.86
                              13.95
                              13.78
                              13.91
                              13.9001
                              13.9
                              13.94
                              13.912
                              13.9
                              13.98
                              13.98
                              13.88
                              13.85
                              13.77
                              13.78
                              13.7973
                              13.69
                              13.77
                              13.63
                              13.57
                              13.49
                              13.64
                              13.45
                              13.28
                              13.362
                              13.21
                              13.03
                              13.13
                              13.17
                              13.1
                              13.1099
                              13.3
                              13.16
                              13.22
                              13.25
                              13.2
                              13.32
                              13.46
                              13.41
                              13.21
                              13.14
                              13.0499
                              12.95
                              13.08
                              12.92
                              12.87
                              12.98
                              13.01
                              13.08
                              13.05
                              13.05
                              13.09
                              13.05
                              13.15
                              13.15
                              13.2
                              13.189
                              13.12
                              13.09
                              13.01
                              13.059
                              13.1
                              13.07
                              13.09
                              13.0901
                              13.06
                              13
                              12.98
                              12.92
                              12.93
                              12.907
                              13.08
                              13.03
                              13.08
                              13.08
8/31/08                       13.08


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.08
------------------------------------
Common Share
Net Asset Value               $14.73
------------------------------------
Premium/(Discount) to NAV    -11.20%
------------------------------------
Market Yield                   5.46%
------------------------------------
Taxable-Equivalent Yield2      8.36%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $324,354
------------------------------------
Average Effective Maturity
on Securities (Years)          15.09
------------------------------------
Leverage-Adjusted Duration     12.16
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.12%         3.51%
------------------------------------
5-Year          3.79%         5.82%
------------------------------------
10-Year         3.41%         5.25%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                29.5%
------------------------------------
Tax Obligation/Limited         19.7%
------------------------------------
Tax Obligation/General         11.5%
------------------------------------
Transportation                  9.4%
------------------------------------
Health Care                     8.9%
------------------------------------
Water and Sewer                 4.8%
------------------------------------
Utilities                       4.7%
------------------------------------
Other                          11.5%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2007 of $0.0015 per share.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. (the "Funds"), as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other applicable auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ermst & Young LLP

Chicago, Illinois
October 21, 2008

NCA
Nuveen California Municipal Value Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.2% (3.1% OF TOTAL INVESTMENTS)

$         540   California County Tobacco Securitization Agency, Tobacco Settlement    6/15 at 100.00        BBB       $    492,140
                 Asset-Backed Bonds, Sonoma County Tobacco Securitization
                 Corporation, Series 2005, 4.250%, 6/01/21

        2,000   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB          1,674,280
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

       10,110   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB          5,680,101
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       12,650   Total Consumer Staples                                                                                    7,846,521
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 0.8% (0.8% OF TOTAL INVESTMENTS)

          140   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3            134,964
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds, University
                of the Pacific, Series 2006:
           95    5.000%, 11/01/21                                                     11/15 at 100.00         A2             96,654
          125    5.000%, 11/01/25                                                     11/15 at 100.00         A2            125,890

        1,500   California Statewide Community Development Authority,                 12/08 at 103.00        N/R          1,536,285
                 Certificates of Participation, San Diego Space and Science
                 Foundation, Series 1996, 7.500%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
        1,860   Total Education and Civic Organizations                                                                   1,893,793
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 8.9% (8.7% OF TOTAL INVESTMENTS)

          625   Arcadia, California, Hospital Revenue Bonds, Methodist Hospital       11/08 at 100.00       BBB+            626,181
                 of Southern California, Series 1992, 6.500%, 11/15/12

          310   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00         A+            293,753
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        5,365   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        AA-          5,229,158
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

          560   California Statewide Communities Development Authority, Revenue        3/15 at 100.00          A            525,997
                 Bonds, Adventist Health System West, Series 2005A,
                 5.000%, 3/01/35

        3,000   California Statewide Community Development Authority, Insured          7/17 at 100.00        AAA          3,082,170
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2008K, 5.500%, 7/01/41 - AGC Insured

        4,380   California Statewide Community Development Authority, Revenue          3/16 at 100.00         A+          4,122,500
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        1,460   California Statewide Community Development Authority, Revenue          8/16 at 100.00         A+          1,456,846
                 Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

        2,710   California Statewide Community Development Authority, Revenue            No Opt. Call         AA          2,806,042
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        1,285   Rancho Mirage Joint Powers Financing Authority, California,            7/17 at 100.00         A3          1,173,719
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

        1,000   Sierra View Local Health Care District, California, Revenue            9/17 at 100.00        N/R            924,640
                 Bonds, Series 2007, 5.250%, 7/01/37


                                       21

NCA
Nuveen California Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,730   West Contra Costa Healthcare District, California, Certificates        7/14 at 100.00         AA       $  1,656,389
                 of Participation, Series 2004, 5.375%, 7/01/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,425   Total Health Care                                                                                        21,897,395
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.8% (1.7% OF TOTAL INVESTMENTS)

        2,490   California Statewide Community Development Authority,                  7/09 at 102.00        N/R          2,502,948
                 Multifamily Housing Revenue Bonds, Harbor City Lights,
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

          455   Riverside County, California, Subordinate Lien Mobile Home Park       10/08 at 100.00        N/R            436,823
                 Revenue Bonds, Bravo Mobile Home Park Project, Series 1999B,
                 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, California, Mobile Home Park              1/09 at 102.00        N/R          1,408,925
                 Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
                 Project, Series 1998A, 5.700%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
        4,385   Total Housing/Multifamily                                                                                 4,348,696
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.4% (2.3% OF TOTAL INVESTMENTS)

          365   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            371,304
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        4,390   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2          3,600,766
                 Bonds, Series 2007M, 4.700%, 8/01/36 (Alternative Minimum Tax)

        2,125   California State Department of Veteran Affairs, Home Purchase         12/16 at 100.00        Aa2          1,805,761
                 Revenue Bonds, Series 2007, 5.000%, 12/01/42
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,880   Total Housing/Single Family                                                                               5,777,831
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,000   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB            857,450
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 5.9% (5.8% OF TOTAL INVESTMENTS)

                ABAG Finance Authority for Non-Profit Corporations, California,
                Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City,
                Series 2004:
        1,850    5.400%, 8/15/24                                                       8/14 at 100.00         A+          1,873,810
        2,130    5.600%, 8/15/34                                                       8/14 at 100.00         A+          2,144,953

        2,505   ABAG Finance Authority for Non-Profit Corporations, California,       10/08 at 101.00       BBB-          2,520,581
                 Certificates of Participation, American Baptist Homes of the West,
                 Series 1997A, 5.750%, 10/01/17

        4,000   ABAG Finance Authority for Non-Profit Corporations, California,        8/18 at 100.00         A+          4,005,920
                 Health Facility Revenue Bonds, The Institute on Aging,
                 Series 2008A, 5.650%, 8/15/38

        2,440   California Statewide Community Development Authority,                  4/09 at 101.00        BBB          2,453,030
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

        1,500   Riverside County Public Financing Authority, California,               5/09 at 101.00       BBB-          1,509,180
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.750%, 5/15/19

------------------------------------------------------------------------------------------------------------------------------------
       14,425   Total Long-Term Care                                                                                     14,507,474
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 5.2% (5.1% OF TOTAL INVESTMENTS)

            5   California State, General Obligation Bonds, Series 2004,               4/14 at 100.00         A+              5,021
                 5.250%, 4/01/34

                California, General Obligation Bonds, Series 2004:
          500    5.000%, 2/01/20                                                       2/14 at 100.00         A+            515,775
        5,200    5.000%, 2/01/21                                                       2/14 at 100.00         A+          5,333,744

        1,500   Los Angeles Unified School District, California, General               7/16 at 100.00        AA-          1,540,020
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/24 -
                 FGIC Insured

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call         AA          2,074,800
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          270   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            274,568
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured


                                       22

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,500   San Ramon Valley Unified School District, Contra Costa County,         8/13 at 100.00        AAA       $  1,541,730
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured

        1,460   West Contra Costa Unified School District, Contra Costa                8/11 at 101.00        AAA          1,538,402
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,435   Total Tax Obligation/General                                                                             12,824,060
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 24.0% (23.4% OF TOTAL INVESTMENTS)

        1,000   Artesia Redevelopment Agency, California, Tax Allocation Revenue       6/15 at 100.00        BBB            931,700
                 Bonds, Artesia Redevelopment Project Area, Series 2007,
                 5.375%, 6/01/27

                Bell Community Redevelopment Agency, California, Tax Allocation
                Bonds, Bell Project Area, Series 2003:
        3,000    5.500%, 10/01/23 - RAAI Insured                                      10/13 at 100.00       BBB+          2,978,580
        1,000    5.625%, 10/01/33 - RAAI Insured                                      10/13 at 100.00       BBB+            961,640

        2,400   Calexico Community Redevelopment Agency, California,                   8/13 at 102.00         AA          2,367,144
                 Tax Allocation Bonds, Merged Central Business and Residential
                 District Project, Series 2003C, 5.000%, 8/01/28 -
                 AMBAC Insured

        1,790   California, Economic Recovery Revenue Bonds, Series 2004A,             7/14 at 100.00        AA+          1,959,280
                 5.000%, 7/01/15

          340   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            330,514
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,005   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AA            964,318
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                Trust 2448:
        5,025    11.686%, 6/01/35 - FGIC Insured (IF)                                  6/15 at 100.00          A          3,361,323
          585    11.691%, 6/01/38 - FGIC Insured (IF)                                  6/15 at 100.00          A            382,590

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          160    5.000%, 9/01/26                                                       9/16 at 100.00        N/R            144,901
          375    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            330,064

        2,500   Kern County Board of Education, California, Certificates of            6/16 at 100.00         AA          2,503,000
                 Participation, Series 2006A, 5.000%, 6/01/31 - MBIA Insured

          615   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3            597,577
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        2,750   Los Angeles County Schools, California, Certificates of                9/13 at 100.00        AAA          2,786,410
                 Participation, Pooled Financing Program, Regionalized Business
                 Services Corporation, Series 2003A, 5.000%, 9/01/28 -
                 FSA Insured

        3,665   Milpitas, California, Local Improvement District 20 Limited            9/08 at 103.00        N/R          3,786,128
                 Obligation Bonds, Series 1998A, 5.650%, 9/02/13

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,045    5.250%, 9/01/22 - AMBAC Insured                                       9/14 at 100.00         AA          1,072,024
        1,145    5.250%, 9/01/23 - AMBAC Insured                                       9/14 at 100.00         AA          1,170,408
        1,255    5.250%, 9/01/24 - AMBAC Insured                                       9/14 at 100.00         AA          1,279,573

          420   Oakland Redevelopment Agency, California, Subordinate                  3/13 at 100.00         A-            449,005
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/18 - FGIC Insured

        8,000   Palmdale Elementary School District, Los Angeles County,               8/09 at 101.00        AAA          8,233,920
                 California, Special Tax Bonds, Community Facilities
                 District 90-1, Series 1999, 5.800%, 8/01/29 - FSA Insured

          290   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            277,582
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        5,000   Riverside County Redevelopment Agency, California, Tax Allocation     10/14 at 100.00         A-          4,666,400
                 Housing Bonds, Series 2004A, 5.000%, 10/01/37 - XLCA Insured

          360   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA            361,699
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured


                                       23

NCA
Nuveen California Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,130   San Francisco Redevelopment Agency, California, Lease Revenue          7/11 at 102.00         AA       $  3,221,803
                 Bonds, Moscone Convention Center, Series 2004,
                 5.250%, 7/01/23 - AMBAC Insured

        2,750   San Jose Financing Authority, California, Lease Revenue Refunding      9/11 at 100.00        AA+          2,844,875
                 Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

          625   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AA            610,988
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

        1,080   Shafter Joint Powers Financing Authority, California, Lease            1/09 at 100.00          A          1,088,532
                 Revenue Bonds, Community Correctional Facility Acquisition
                 Project, Series 1997A, 5.950%, 1/01/11

        1,000   Simi Valley, California, Certificates of Participation, Series 2004,   9/14 at 100.00         AA          1,009,810
                 5.000%, 9/01/24 - AMBAC Insured

        1,500   Tehachapi Redevelopment Agency, California, Tax Allocation               No Opt. Call         A3          1,380,375
                 Bonds, Series 2007, 5.250%, 12/01/37 - RAAI Insured

        1,925   Travis Unified School District, Solano County, California,             9/16 at 100.00        N/R          1,750,306
                 Certificates of Participation, Series 2006, 5.000%, 9/01/26 -
                 FGIC Insured

        3,845   Ventura County Superintendent of Schools, California, Certificates    12/11 at 100.00         AA          3,878,029
                 Participation, Series 2003, 5.000%, 12/01/27 - AMBAC Insured

        1,185   Vista Joint Powers Financing Authority, California, Special Tax        9/08 at 100.00        N/R          1,178,957
                 Lease Revenue Refunding Bonds, Community Facilities
                 District 90-2, Series 1997A, 5.875%, 9/01/20

------------------------------------------------------------------------------------------------------------------------------------
       60,765   Total Tax Obligation/Limited                                                                             58,859,455
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.2% (4.1% OF TOTAL INVESTMENTS)

        2,500   Bay Area Toll Authority, California, Revenue Bonds,                    4/16 at 100.00         AA          2,532,975
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31 (UB)

        5,500   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00       BBB-          5,175,280
                 Toll Road Revenue Refunding Bonds, Series 1999,
                  0.000%, 1/15/27

        1,250   Fresno, California, Airport Revenue Bonds, Series 2000A,               7/10 at 101.00        AAA          1,281,375
                 5.500%, 7/01/30 - FSA Insured

          220   Palm Springs Financing Authority, California, Palm Springs             7/14 at 102.00        N/R            192,192
                 International Airport Revenue Bonds, Series 2006,
                 5.550%, 7/01/28 (Alternative Minimum Tax)

        1,245   San Francisco Airports Commission, California, Revenue Bonds,          5/09 at 101.00         AA          1,143,035
                 San Francisco International Airport, Second Series 1999,
                 Issue 23A, 5.000%, 5/01/30 - FGIC Insured (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,715   Total Transportation                                                                                     10,324,857
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 31.2% (30.4% OF TOTAL INVESTMENTS) (4)

                Burbank Redevelopment Agency, California, Tax Allocation Bonds,
                Golden State Redevelopment Project, Series 2003:
        1,700    5.625%, 12/01/28 (Pre-refunded 12/01/13) - FGIC Insured              12/13 at 100.00    N/R (4)          1,909,066
        5,010    5.750%, 12/01/33 (Pre-refunded 12/01/13) - FGIC Insured              12/13 at 100.00    N/R (4)          5,656,290

        2,400   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00    N/R (4)          2,588,976
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30
                 (Pre-refunded 6/01/12)

        4,500   California Department of Water Resources, Power Supply Revenue         5/12 at 101.00        Aaa          4,967,145
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

           20   California Department of Water Resources, Water System Revenue         6/15 at 100.00        Aaa             22,364
                 Bonds, Central Valley Project, Series 2005AD,
                 5.000%, 12/01/22 (Pre-refunded 6/01/15) - FSA Insured

        3,115   California Educational Facilities Authority, Revenue Bonds,            6/10 at 101.00   Baa3 (4)          3,324,390
                 Pooled College and University Projects, Series 2000C,
                 6.750%, 6/01/30 (ETM)

        2,845   California, General Obligation Bonds, Series 2004,                     4/14 at 100.00        AAA          3,195,390
                 5.250%, 4/01/34 (Pre-refunded 4/01/14)

        6,260   California, Various Purpose General Obligation Bonds,                  3/10 at 101.00        AAA          6,657,134
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured


                                       24

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       5,000   Central California Joint Powers Health Finance Authority,              2/10 at 101.00        AAA       $  5,330,800
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30
                 (Pre-refunded 2/01/10)

        2,065   Contra Costa County, California, GNMA Mortgage-Backed                    No Opt. Call        AAA          2,734,287
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        3,800    5.500%, 6/01/33 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          4,186,916
        3,000    5.625%, 6/01/38 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          3,321,900

        2,335   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          2,547,625
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,330   Los Angeles Community Redevelopment Agency, California,                1/09 at 100.00    BBB (4)          1,337,142
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10 (ETM)

        5,000   Orange County Sanitation District, California, Certificates            8/13 at 100.00        AAA          5,586,550
                 of Participation, Series 2003, 5.250%, 2/01/27
                 (Pre-refunded 8/01/13) - FGIC Insured

        8,565   Palmdale, California, GNMA Mortgage-Backed Securities                    No Opt. Call        AAA          6,081,921
                 Program Single Family Mortgage Revenue Bonds, Series 1988A,
                 0.000%, 3/01/17 (ETM)

        3,300   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00        AAA          3,588,915
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)

       20,415   San Bernardino County, California, GNMA Mortgage-Backed                  No Opt. Call        AAA         10,172,996
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1988A, 0.000%, 9/01/21
                 (Alternative Minimum Tax) (ETM)

        3,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00   BBB+ (4)          3,292,170
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       83,660   Total U.S. Guaranteed                                                                                    76,501,977
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.8% (6.6% OF TOTAL INVESTMENTS)

        2,445   California Statewide Community Development Authority,                 12/08 at 100.00        N/R          2,226,710
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.500%, 12/01/18 (5)

        1,800   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A          1,678,842
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

       21,500   Merced Irrigation District, California, Certificates of Participation,  9/16 at 64.56          A          8,640,205
                 Water and Hydroelectric System Projects, Series 2008A,
                 0.000%, 9/01/23

          605   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-            553,841
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        3,470   Puerto Rico Industrial, Tourist, Educational, Medical and              6/10 at 101.00       Baa3          3,532,287
                 Environmental Control Facilities Financing Authority,
                 Co-Generation Facility Revenue Bonds, Series 2000A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       29,820   Total Utilities                                                                                          16,631,885
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.9% (7.7% OF TOTAL INVESTMENTS)

        1,480   California Department of Water Resources, Water System                 6/15 at 100.00        AAA          1,542,382
                 Revenue Bonds, Central Valley Project, Series 2005AD,
                 5.000%, 12/01/22 - FSA Insured

        1,500   Castaic Lake Water Agency, California, Certificates of                 8/16 at 100.00         AA          1,493,220
                 Participation, Series 2006C, 5.000%, 8/01/36 - MBIA Insured

          410   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            401,566
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          500   Los Angeles County Sanitation Districts Financing Authority,          10/13 at 100.00        AAA            518,395
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        5,000   Los Angeles Department of Water and Power, California,                 7/17 at 100.00         AA          4,981,450
                 Waterworks Revenue Bonds, Series 2007A-2,
                 5.000%, 7/01/44 - AMBAC Insured


                                       25

NCA
Nuveen California Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Madera Irrigation District. California, Water Revenue Refunding
                Bonds, Series 2008:
$       1,850    5.500%, 1/01/33                                                       1/18 at 100.00         A-       $  1,840,029
        3,000    5.500%, 1/01/38                                                       1/18 at 100.00         A-          2,939,850

          625   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00         AA            628,944
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        1,580   San Diego County Water Authority, California, Water Revenue            5/12 at 101.00        AA+          1,604,869
                 Refunding Certificates of Participation, Series 2002A,
                 5.000%, 5/01/26 - MBIA Insured

        3,500   Woodbridge Irrigation District, California, Certificates               7/13 at 100.00       BBB+          3,429,020
                 of Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
       19,445   Total Water and Sewer                                                                                    19,379,725
------------------------------------------------------------------------------------------------------------------------------------
$     280,465   Total Investments (cost $248,196,247) - 102.7%                                                          251,651,119
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.2)%                                                                       (5,451,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.5)%                                                                   (1,215,010)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $244,985,109
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NCP
Nuveen California Performance Plus Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.4% (3.5% OF TOTAL INVESTMENTS)

$         645   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00        BBB       $    587,834
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        3,000   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB          2,511,420
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

       12,135   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB          6,817,807
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       15,780   Total Consumer Staples                                                                                    9,917,061
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 9.3% (6.0% OF TOTAL INVESTMENTS)

          160   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3            154,245
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          110    5.000%, 11/01/21                                                     11/15 at 100.00         A2            111,915
          150    5.000%, 11/01/25                                                     11/15 at 100.00         A2            151,068

        4,730   California Infrastructure Economic Development Bank,                  10/11 at 101.00         A-          4,858,467
                 Revenue Bonds, J. David Gladstone Institutes, Series 2001,
                 5.500%, 10/01/21

        1,322   California State Public Works Board, Lease Revenue Bonds,              3/18 at 100.00        Aa2          1,248,550
                 University of California Regents, Trust 1065,
                 13.699%, 3/01/33 (IF)

        4,730   California State University, Systemwide Revenue Bonds,                11/12 at 100.00         AA          4,916,126
                 Series 2002A, 5.000%, 11/01/19 - AMBAC Insured

        4,000   San Diego County, California, Certificates of Participation,           9/15 at 102.00       Baa3          3,531,560
                 Burnham Institute, Series 2006, 5.000%, 9/01/34

        2,000   University of California, Revenue Bonds, Multi-Purpose                 5/13 at 100.00         AA          2,157,580
                 Projects, Series 2008, 5.125%, 5/15/17 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       17,202   Total Education and Civic Organizations                                                                  17,129,511
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 10.6% (6.8% OF TOTAL INVESTMENTS)

          375   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00         A+            355,346
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        6,385   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        AA-          6,223,332
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        1,650   California Municipal Financing Authority, Certificates of              2/17 at 100.00       Baa2          1,427,069
                 Participation, Community Hospitals of Central California,
                 Series 2007, 5.250%, 2/01/46

        1,000   California Statewide Community Development Authority,                  7/15 at 100.00       BBB+            921,840
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/30

        5,220   California Statewide Community Development Authority,                  3/16 at 100.00         A+          4,913,116
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        1,755   California Statewide Community Development Authority,                  8/16 at 100.00         A+          1,751,209
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31


                                       27

NCP
Nuveen California Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,355   California Statewide Community Development Authority,                    No Opt. Call         AA       $  1,403,021
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

          895   California Statewide Communities Development Authority,                7/18 at 100.00        AAA            924,589
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

        1,600   The Regents of the University of California, Medical Center            5/15 at 101.00         AA          1,480,944
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,235   Total Health Care                                                                                        19,400,466
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.9% (1.9% OF TOTAL INVESTMENTS)

        1,500   California Statewide Community Development Authority,                  8/12 at 100.00       Baa1          1,481,985
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured

        3,915   Los Angeles, California, GNMA Collateralized Multifamily               9/08 at 101.00        AAA          3,917,153
                 Housing Revenue Bonds, Ridgecroft Apartments, Series 1997E,
                 6.250%, 9/20/39 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,415   Total Housing/Multifamily                                                                                 5,399,138
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          440   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            447,599
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,250   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB          1,071,813
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)

        4,500   California Statewide Communities Development Authority,               12/17 at 100.00       Baa1          4,269,735
                 Revenue Bonds, Inland Regional Center Project, Series 2007,
                 5.250%, 12/01/27
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 20.5% (13.2% OF TOTAL INVESTMENTS)

            5   California State, General Obligation Bonds, Series 2004,               4/14 at 100.00         A+              5,021
                 5.250%, 4/01/34

        2,000   California, General Obligation Bonds, Series 2003,                     8/13 at 100.00         A+          2,078,820
                 5.250%, 2/01/22 - CIFG Insured

                California, General Obligation Bonds, Series 2004:
          500    5.000%, 2/01/23                                                       2/14 at 100.00         A+            508,525
        3,950    5.200%, 4/01/26                                                       4/14 at 100.00         A+          4,028,803

        3,550   Centinela Valley Union High School District, Los Angeles                 No Opt. Call         AA          3,631,473
                 County, California, General Obligation Bonds, Series 2002A,
                 5.250%, 2/01/26 - MBIA Insured

        1,400   Los Rios Community College District, Sacramento, El Dorado             8/14 at 102.00        Aaa          1,469,958
                 and Yolo Counties, California, General Obligation Bonds,
                 Series 2008, 5.000% 8/01/24 - FSA Insured (UB)

        3,200   Murrieta Valley Unified School District, Riverside County,             9/17 at 100.00        AAA          3,053,664
                 California, General Obligation Bonds, Series 2007,
                 4.500%, 9/01/30 - FSA Insured

        4,765   North Orange County Community College District, California,              No Opt. Call         AA          1,761,096
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

        2,575   Oxnard School District, Ventura County, California, General            2/22 at 103.00         AA          2,730,479
                 Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 -
                 MBIA Insured

        6,000   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call         AA          6,373,920
                 Series 1993, 7.000%, 7/01/10 - MBIA Insured

                Riverside Community College District, California, General
                Obligation Bonds, Series 2004A:
           15    5.250%, 8/01/25 - MBIA Insured                                        8/14 at 100.00         AA             15,746
           20    5.250%, 8/01/26 - MBIA Insured                                        8/14 at 100.00         AA             20,811

          325   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            330,499
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        4,000   San Diego Unified School District, San Diego County,                   7/13 at 101.00        AAA          4,408,480
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/22 - FSA Insured


                                       28

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,000   San Jose-Evergreen Community College District, Santa Clara             9/10 at 100.00        Aa2       $  3,186,270
                 County, California, General Obligation Bonds, Series 2000B,
                 5.600%, 9/01/24 - FGIC Insured

        2,200   Santa Maria Joint Union High School District, Santa Barbara              No Opt. Call        Aaa          2,538,998
                 and San Luis Obispo Counties, California, General Obligation
                 Bonds, Series 2003B, 5.625%, 8/01/24 - FSA Insured

        1,440   Southwestern Community College District, San Diego County,             8/15 at 102.00         AA          1,506,600
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,945   Total Tax Obligation/General                                                                             37,649,163
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 34.2% (22.1% OF TOTAL INVESTMENTS)

        5,045   California State Public Works Board, Lease Revenue Bonds,              3/12 at 100.00         AA          5,212,847
                 Department of Corrections, Series 2002A, 5.250%, 3/01/22 -
                 AMBAC Insured

        1,575   California State Public Works Board, Lease Revenue Bonds,             12/13 at 100.00          A          1,662,948
                 Department of General Services, Series 2003D, 5.500%, 6/01/20

        3,010   California State Public Works Board, Lease Revenue Bonds,              6/14 at 100.00          A          3,217,841
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19

        2,195   California, Economic Recovery Revenue Bonds,                           7/14 at 100.00        AA+          2,402,581
                 Series 2004A, 5.000%, 7/01/15

          400   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            388,840
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,210   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AA          1,161,019
                 Redevelopment Project Area Tax Allocation Bonds,
                 Series 2006, 5.000%, 9/01/38 - AMBAC Insured

        2,000   Coachella Valley Unified School District, Riverside County,            9/16 at 100.00        Aa3          1,951,920
                 California, Certificates of Participation, Series 2007,
                 5.000%, 9/01/31 - AMBAC Insured

        2,500   Corona Public Financing Authority, California, Superior Lien           9/09 at 102.00        AAA          2,610,325
                 Revenue Bonds, Series 1999A, 5.000%, 9/01/20 - FSA Insured

        1,660   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AA          1,167,710
                 Enhanced Asset Backed Settlement Revenue Bonds,
                 Series 2005A, Trust Series 1500, 10.450%, 6/01/45 -
                 AMBAC Insured (IF)

        1,045   Hawthorne Community Redevelopment Agency, California,                  9/16 at 100.00         A-          1,035,909
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

        1,750   Hesperia Community Redevelopment Agency, California, Tax               9/15 at 100.00         A-          1,734,180
                 Allocation Bonds, Series 2005A, 5.000%, 9/01/25 - XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          195    5.000%, 9/01/26                                                       9/16 at 100.00        N/R            176,598
          450    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            396,077

          730   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3            709,319
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

       10,000   Los Angeles County Public Works Financing Authority, California,       9/16 at 100.00        N/R          9,265,799
                 Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 -
                 FGIC Insured

        4,000   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00        AA-          3,799,000
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        1,395   Moreno Valley Unified School District, Riverside County,               3/14 at 100.00        AAA          1,438,970
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/22 - FSA Insured

        3,500   Murrieta Redevelopment Agency, California, Tax Allocation              8/17 at 100.00         AA          3,365,390
                 Bonds, Series 2007A, 5.000%, 8/01/37 - MBIA Insured

        1,000   Paramount Redevelopment Agency, California, Tax Allocation             8/13 at 100.00         AA          1,018,290
                 Bonds, Redevelopment Project Area 1, Series 2003,
                 5.000%, 8/01/23 - MBIA Insured

          350   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            335,013
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,500   Riverside County Public Financing Authority, California,              10/15 at 100.00        BBB          1,361,490
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/37 - XLCA Insured


                                       29

NCP
Nuveen California Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Rohnert Park Community Development Commission, California,             8/17 at 100.00         A-       $    952,980
                 Redevelopment Project Tax Allocation Bonds, Series 2007R,
                 5.000%, 8/01/37 - FGIC Insured

          435   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA            437,053
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,000   Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call         AA          1,088,570
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - MBIA Insured

        5,000   San Marcos Public Facilities Authority, California, Tax Allocation     8/15 at 100.00         AA          4,827,650
                 Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 -
                 AMBAC Insured

          750   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AA            733,185
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

                Santa Clara Redevelopment Agency, California, Tax Allocation
                Bonds, Bayshore North Project, Series 2003:
        2,695    5.000%, 6/01/20 - MBIA Insured                                        6/13 at 100.00         AA          2,772,616
        1,500    5.000%, 6/01/21 - MBIA Insured                                        6/13 at 100.00         AA          1,535,880

                Sweetwater Union High School District, San Diego County,
                California, Certificates of Participation, Series 2002:
        2,000    5.000%, 9/01/23 - FSA Insured                                         9/12 at 102.00        AAA          2,059,540
        4,015    5.000%, 9/01/24 - FSA Insured                                         9/12 at 102.00        AAA          4,094,216

------------------------------------------------------------------------------------------------------------------------------------
       63,905   Total Tax Obligation/Limited                                                                             62,913,756
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 26.8% (17.3% OF TOTAL INVESTMENTS)

        1,430   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/16 at 100.00         AA          1,448,862
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)

        1,425   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/18 at 100.00         AA          1,505,000
                 Bay Area Toll Bridge, Series 2008, Trust 2921,
                 13.428%, 4/01/39 (IF)

        6,500   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00       BBB-          6,030,310
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                Long Beach, California, Harbor Revenue Bonds, Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                             5/10 at 101.00         AA          2,904,208
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax)                             5/10 at 101.00         AA         12,597,267

        8,550   Port of Oakland, California, Revenue Bonds, Series 2000K,              5/10 at 100.00         A+          8,558,635
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       14,000   San Francisco Airports Commission, California, Revenue Bonds,          5/10 at 101.00        AAA         14,142,378
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.500%, 5/01/24 - FSA Insured
                 (Alternative Minimum Tax)
        2,000   San Francisco Airports Commission, California, Revenue                 5/11 at 100.00         A1          2,020,780
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.000%, 5/01/23 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       48,530   Total Transportation                                                                                     49,207,440
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.6% (9.5% OF TOTAL INVESTMENTS) (4)

        1,125   California County Tobacco Securitization Agency, Tobacco               6/10 at 100.00    N/R (4)          1,155,071
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20
                 (Pre-refunded 6/01/10)

        5,360   California Infrastructure Economic Development Bank, First               No Opt. Call        AAA          5,829,643
                 Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/23 - FSA Insured (ETM)

        4,000   Contra Costa County, California, GNMA Mortgage-Backed                    No Opt. Call        AAA          5,296,440
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)

        3,750   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          4,131,825
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.500%, 6/01/33 (Pre-refunded 6/01/13)

        3,000   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          3,469,740
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        2,500   Los Angeles Unified School District, California, General               7/10 at 100.00    AA- (4)          2,654,550
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured


                                       30

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       4,000   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00        AAA       $  4,350,200
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       23,735   Total U.S. Guaranteed                                                                                    26,887,469
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 10.9% (7.1% OF TOTAL INVESTMENTS)

        4,210   California Statewide Community Development Authority,                 12/08 at 100.00        N/R          3,834,131
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.500%, 12/01/18 (5)

        2,140   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A          1,995,957
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          725   Los Angeles Department of Water and Power, California,                 7/13 at 100.00         AA            750,796
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          500   Los Angeles Department of Water and Power, California,                 7/15 at 100.00        Aaa            506,325
                 Power System Revenue Bonds, Series 2008, 5.000%, 7/01/31 -
                 FSA Insured (UB)

          715   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-            654,540
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

       10,450   Orange County Public Financing Authority, California, Waste              No Opt. Call        Aa3         10,851,593
                 Management System Revenue Refunding Bonds, Series 1997,
                 5.250%, 12/01/13 - AMBAC Insured (Alternative Minimum Tax)

        1,000   Sacramento Municipal Utility District, California, Electric Revenue      No Opt. Call         A1          1,021,670
                 Bonds, Series 2004T, 5.250%, 5/15/23 - FGIC Insured

          500   Sacramento Municipal Utility District, California, Electric Revenue    8/12 at 100.00        AAA            518,225
                 Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,240   Total Utilities                                                                                          20,133,237
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 16.2% (10.5% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority, Water           10/13 at 100.00        AAA          1,037,410
                 and Wastewater Revenue Bonds,Pooled Financing Program,
                 Series 2003A, 5.250%, 10/01/23 - FSA Insured

        2,500   El Centro Financing Authority, California, Water Revenue Bonds,       10/16 at 100.00        AAA          2,441,625
                 Series 2006A, 4.750%, 10/01/31 - FSA Insured

          490   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            479,921
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        4,770   Los Angeles Department of Water and Power, California,                 7/14 at 100.00         AA          5,119,832
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 -
                 MBIA Insured

        2,500   Pajaro Valley Water Management Agency, California, Revenue             3/09 at 101.00         AA          2,550,225
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/29 -
                 AMBAC Insured

        5,985   Sacramento County Sanitation District Financing Authority,            12/10 at 101.00         AA          6,382,404
                 California, Revenue Bonds, Series 2000A, 5.250%, 12/01/12

        4,000   Sacramento County Sanitation District Financing Authority,               No Opt. Call         AA          4,486,160
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

        4,585   Santa Maria, California, Subordinate Water and Wastewater              8/12 at 101.00         AA          4,754,691
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured

        1,700   South Gate Utility Authority, California, Subordinate Revenue         10/11 at 102.00        N/R          1,705,219
                 Bonds, Water and Sewer System Projects, Series 2001,
                 5.000%, 10/01/22 - FGIC Insured


                                       31

NCP
Nuveen California Performance Plus Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         945   Woodbridge Irrigation District, California, Certificates of            7/13 at 100.00       BBB+       $    925,835
                 Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------

       28,475   Total Water and Sewer                                                                                    29,883,322
------------------------------------------------------------------------------------------------------------------------------------
$     288,652   Total Investments (cost $283,804,797) - 154.6%                                                          284,309,710
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.5)%                                                                       (8,255,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.2%                                                                      7,813,230
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.3)% (6)                                                    (99,925,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $183,942,940
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

               (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.1%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NCO
Nuveen California Municipal Market Opportunity Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.6% (3.6% OF TOTAL INVESTMENTS)

$         410   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00        BBB       $    373,662
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        2,000   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB          1,674,280
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

        8,090   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB          4,545,205
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       10,500   Total Consumer Staples                                                                                    6,593,147
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 3.3% (2.1% OF TOTAL INVESTMENTS)

          100   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3             96,403
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           70    5.000%, 11/01/21                                                     11/15 at 100.00         A2             71,219
           95    5.000%, 11/01/25                                                     11/15 at 100.00         A2             95,676

        1,000   California Infrastructure Economic Development Bond Bank,              7/15 at 100.00        Aa3          1,030,880
                 Revenue Bonds, Scripps Research Institute, Series 2005A,
                 5.000%, 7/01/24

          840   California State Public Works Board, Lease Revenue Bonds,              3/18 at 100.00        AA-            793,330
                 University of California Regents, Trust 1065,
                 13.699%, 3/01/33 (IF)

        2,000   San Diego County, California, Certificates of Participation,           9/15 at 102.00       Baa3          1,765,780
                 Burnham Institute, Series 2006, 5.000%, 9/01/34

------------------------------------------------------------------------------------------------------------------------------------
        4,105   Total Education and Civic Organizations                                                                   3,853,288
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.6% (10.6% OF TOTAL INVESTMENTS)

          240   California Health Facilities Financing Authority, Revenue              4/16 at 100.00         A+            227,422
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 4/01/37

        5,305   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        AA-          5,170,677
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        3,200   California Infrastructure Economic Development Bank, Revenue           8/11 at 102.00         A+          3,222,816
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,060   California Municipal Financing Authority, Certificates of              2/17 at 100.00       Baa2            916,783
                 Participation, Community Hospitals of Central California,
                 Series 2007, 5.250%, 2/01/46

        1,120   California Statewide Communities Development Authority,                3/15 at 100.00          A          1,051,994
                 Revenue Bonds, Adventist Health System West, Series 2005A,
                 5.000%, 3/01/35

        1,000   California Statewide Community Development Authority, Insured         10/17 at 100.00         A+            929,160
                 Health Facility Revenue Bonds, Henry Mayo Newhall Memorial
                 Hospital, Series 2007A, 5.000%, 10/01/37

        3,340   California Statewide Community Development Authority, Revenue          3/16 at 100.00         A+          3,143,641
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

          135   California Statewide Community Development Authority, Revenue          8/16 at 100.00         A+            134,708
                 Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31


                                       33

NCO
Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         675   California Statewide Community Development Authority, Revenue            No Opt. Call         AA       $    698,922
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

          569   California Statewide Communities Development Authority,                7/18 at 100.00        AAA            587,811
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

        2,570   Rancho Mirage Joint Powers Financing Authority, California,            7/17 at 100.00         A3          2,347,438
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

        1,000   The Regents of the University of California, Medical Center            5/15 at 101.00         AA            925,590
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,214   Total Health Care                                                                                        19,356,962
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          280   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            284,836
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.5% (0.4% OF TOTAL INVESTMENTS)

          750   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB            643,088
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.4% (1.5% OF TOTAL INVESTMENTS)

        2,900   California Statewide Communities Development Authority,               12/17 at 100.00       Baa1          2,751,607
                 Revenue Bonds, Inland Regional Center Project, Series 2007,
                 5.250%, 12/01/27
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.3% (13.7% OF TOTAL INVESTMENTS)

        4,125   Alameda Unified School District, Alameda County, California,             No Opt. Call        AAA          1,759,189
                 General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 -
                 FSA Insured

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                      11/13 at 100.00         A+          1,048,440
        1,000    5.250%, 2/01/22 - CIFG Insured                                        8/13 at 100.00         A+          1,039,410

        1,350   Coachella Valley Unified School District, Riverside County,            8/15 at 100.00         A-          1,341,063
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/30 - FGIC Insured

        3,230   Fullerton Joint Union High School District, Orange County,             8/15 at 100.00        Aa3          3,305,744
                 California, General Obligation Bonds, Series 2005B,
                 5.000%, 8/01/27 - FGIC Insured

        2,150   Los Rios Community College District, Sacramento,                       8/14 at 102.00        AAA          2,257,436
                 El Dorado and Yolo Counties, California, General Obligation
                 Bonds, Series 2008, 5.000%, 8/01/24 - FSA Insured (UB)

        4,100   Monrovia Unified School District, Los Angeles County,                    No Opt. Call         A+          1,479,485
                 California, General Obligation Bonds, Series 2001B,
                 0.000%, 8/01/27 - FGIC Insured

        2,500   Oakland Unified School District, Alameda County, California,           8/12 at 100.00       BBB+          2,537,275
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

        1,000   Pomona Unified School District, Los Angeles County, California,        8/11 at 103.00         AA          1,119,280
                 General Obligation Refunding Bonds, Series 1997A,
                 6.150%, 8/01/15 - MBIA Insured

           25   Riverside Community College District, California, General              8/14 at 100.00         AA             26,327
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24 -
                 MBIA Insured

          210   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            213,553
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        5,000   San Diego Unified School District, California, General Obligation      7/10 at 100.00         AA          5,246,300
                 Bonds, Election of 1998, Series 2000B, 5.125%, 7/01/21 -
                 MBIA Insured

        4,970   San Rafael City High School District, Marin County, California,          No Opt. Call         AA          1,836,862
                 General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 -
                 FGIC Insured

        4,175   Southwestern Community College District, San Diego County,               No Opt. Call        AA-          1,737,009
                 California, General Obligation Bonds, Series 2004,
                 0.000%, 8/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       34,835   Total Tax Obligation/General                                                                             24,947,373
------------------------------------------------------------------------------------------------------------------------------------


                                       34

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.8% (17.9% OF TOTAL INVESTMENTS)

$       2,000   California State Public Works Board, Lease Revenue Bonds,              6/14 at 100.00          A       $  2,138,100
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19

        1,420   California, Economic Recovery Revenue Bonds, Series 2004A,             7/14 at 100.00        AA+          1,554,289
                 5.000%, 7/01/15

          260   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            252,746
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          770   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AA            738,830
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,035   Hawthorne Community Redevelopment Agency, California,                  9/16 at 100.00         A-          1,025,996
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          125    5.000%, 9/01/26                                                       9/16 at 100.00        N/R            113,204
          290    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            255,249

          470   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3            456,685
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,375    5.250%, 9/01/25 - AMBAC Insured                                       9/14 at 100.00         AA          1,396,203
        1,500    5.250%, 9/01/26 - AMBAC Insured                                       9/14 at 100.00         AA          1,518,465

       10,900   Ontario Redevelopment Financing Authority, San Bernardino                No Opt. Call         AA         13,784,792
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,000   Ontario, California, Special Tax Bonds, Community Facilities           9/08 at 100.00        N/R          1,004,370
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

        1,065   Panama-Buena Vista Union School District, California,                  9/16 at 100.00         AA          1,098,292
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/22 - MBIA Insured

          225   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            215,366
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          280   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA            281,322
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,500   Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call         AA          2,680,075
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        2,255   San Bernardino County, California, Certificates of Participation,      2/09 at 100.00        AAA          2,258,856
                 Medical Center Financing Project, Series 1995,
                 5.500%, 8/01/22 - MBIA Insured

        1,200   San Jose Financing Authority, California, Lease Revenue                9/11 at 100.00        AA+          1,241,400
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

          485   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AA            474,126
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,155   Total Tax Obligation/Limited                                                                             32,488,366
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 24.3% (15.7% OF TOTAL INVESTMENTS)

          995   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/18 at 100.00         AA          1,050,859
                 Bay Area Toll Bridge, Series 2008, Trust 2921,
                 13.428%, 4/01/39 (IF)

        4,000   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00       BBB-          3,710,960
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        8,500   Long Beach, California, Harbor Revenue Bonds, Series 2000A,            5/10 at 101.00         AA          9,009,404
                 5.750%, 5/15/14 (Alternative Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, Series 2000K,              5/10 at 100.00         A+          5,255,302
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)


                                       35

NCO
Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2000, Issue 25:
$       2,515    5.500%, 5/01/24 - FSA Insured (Alternative Minimum Tax)               5/10 at 101.00        AAA       $  2,540,578
        3,100    5.750%, 5/01/30 - FSA Insured (Alternative Minimum Tax)               5/10 at 101.00        AAA          3,144,702

        1,250   San Francisco Airports Commission, California, Revenue                 5/10 at 101.00         A1          1,272,300
                 Bonds, San Francisco International Airport, Second Series 2000,
                 Issue 26B, 5.000%, 5/01/21 - FGIC Insured

        2,465   San Francisco Airports Commission, California, Special Facilities      1/09 at 101.00        AAA          2,488,837
                 Lease Revenue Bonds, San Francisco International Airport,
                 SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 - FSA
                 Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       28,075   Total Transportation                                                                                     28,472,942
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 24.2% (15.6% OF TOTAL INVESTMENTS) (4)

          710   California County Tobacco Securitization Agency, Tobacco               6/10 at 100.00    N/R (4)            728,978
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20
                 (Pre-refunded 6/01/10)

        3,000   California Department of Water Resources, Power Supply                 5/12 at 101.00        Aaa          3,311,430
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

           25   California Department of Water Resources, Water System                12/11 at 100.00    Aa2 (4)             27,510
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/15 (Pre-refunded 12/01/11)

           10   California Department of Water Resources, Water System                   No Opt. Call    Aa2 (4)             11,576
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.500%, 12/01/17 - FGIC Insured (ETM)

                California, General Obligation Bonds, Series 2004:
        1,000    5.125%, 2/01/27 (Pre-refunded 2/01/14)                                2/14 at 100.00        AAA          1,114,380
        2,100    5.250%, 4/01/34 (Pre-refunded 4/01/14)                                4/14 at 100.00        AAA          2,358,636

        1,865   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          2,034,827
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        5,000   Los Angeles Unified School District, California, General               7/10 at 100.00    AA- (4)          5,309,099
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        2,000   Monterey County, California, Certificates of Participation,            8/11 at 100.00     A2 (4)          2,157,140
                 Master Plan Financing, Series 2001, 5.000%, 8/01/21
                 (Pre-refunded 8/01/11) - MBIA Insured

          875   Orange County Water District, California, Revenue Certificates         8/13 at 100.00    AA+ (4)            910,219
                 of Participation, Series 2003B, 5.000%, 8/15/34 -
                 MBIA Insured (ETM)

        4,000   Pomona, California, GNMA/FHLMC Collateralized Single Family              No Opt. Call        AAA          5,142,640
                 Mortgage Revenue Refunding Bonds, Series 1990B,
                 7.500%, 8/01/23 (ETM)

        1,875   Riverside Community College District, California, General              8/14 at 100.00     AA (4)          2,115,094
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                 (Pre-refunded 8/01/14) - MBIA Insured

        1,415   Union City Community Redevelopment Agency, California,                10/09 at 101.00     AA (4)          1,489,571
                 Tax Allocation Revenue Bonds, Redevelopment Project,
                 Series 1999, 5.750%, 10/01/32 (Pre-refunded 10/01/09) -
                 AMBAC Insured

        1,530   University of California, Certificates of Participation,               1/10 at 101.00    Aa1 (4)          1,610,753
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/20 (Pre-refunded 1/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       25,405   Total U.S. Guaranteed                                                                                    28,321,853
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.9% (3.1% OF TOTAL INVESTMENTS)

        1,500   California Pollution Control Financing Authority, Revenue              9/09 at 101.00         AA          1,440,225
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999A, 5.450%, 9/01/29 - MBIA Insured

        2,815   California Statewide Community Development Authority,                 12/08 at 100.00        N/R          2,563,677
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.500%, 12/01/18 (5)

        1,365   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A          1,273,122
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          455   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-            416,525
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,135   Total Utilities                                                                                           5,693,549
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 24.3% (15.6% OF TOTAL INVESTMENTS)

$       3,305   California Department of Water Resources, Water System                12/11 at 100.00        AAA       $  3,587,313
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/15

        1,020   California Department of Water Resources, Water System                   No Opt. Call        AAA          1,167,370
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.500%, 12/01/17 - FGIC Insured

        2,500   El Centro Financing Authority, California, Water Revenue              10/16 at 100.00        AAA          2,441,625
                 Bonds, Series 2006A, 4.750%, 10/01/31 - FSA Insured

          750   Fortuna Public Finance Authority, California, Water Revenue           10/16 at 100.00        AAA            751,448
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          315   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            308,520
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        4,125   Orange County Water District, California, Revenue Certificates         8/13 at 100.00        AA+          4,113,615
                 of Participation, Series 2003B, 5.000%, 8/15/34 - MBIA Insured

        3,500   Placerville Public Financing Authority, California, Wastewater         9/16 at 100.00       BBB-          3,092,215
                 System Refinancing and Improvement Project Revenue Bonds,
                 Series 2006, 5.000%, 9/01/34 - XLCA Insured

          500   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00         AA            503,155
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        2,000   San Francisco City and County Public Utilities Commission,             4/13 at 100.00         AA          2,102,600
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured

       10,000   Santa Maria, California, Subordinate Water and Wastewater              8/12 at 101.00         AA         10,370,099
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       28,015   Total Water and Sewer                                                                                    28,437,960
------------------------------------------------------------------------------------------------------------------------------------
$     190,369   Total Investments (cost $179,643,656) - 155.5%                                                          181,844,971
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.4)%                                                                       (5,146,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 7.0%                                                                      8,265,525
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (58.1)% (6)                                                    (68,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $116,964,496
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

               (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.4%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NQC
Nuveen California Investment Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.9% (3.8% OF TOTAL INVESTMENTS)

                California County Tobacco Securitization Agency, Tobacco Settlement
                Asset-Backed Bonds, Sonoma County Tobacco Securitization
                Corporation, Series 2005:
$         675    4.250%, 6/01/21                                                       6/15 at 100.00        BBB       $    615,175
        3,500    5.250%, 6/01/45                                                       6/15 at 100.00        BBB          2,670,535

        2,000   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB          1,674,280
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

        6,740   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB          3,786,734
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

        3,500   Tobacco Securitization Authority of Northern California,               6/15 at 100.00        BBB          2,806,615
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.375%, 6/01/38

------------------------------------------------------------------------------------------------------------------------------------
       16,415   Total Consumer Staples                                                                                   11,553,339
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.3% (9.1% OF TOTAL INVESTMENTS)

        3,000   California Educational Facilities Authority, Revenue Bonds,           12/16 at 100.00       Baa3          2,538,270
                 Dominican University, Series 2006, 5.000%, 12/01/36

        2,000   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00        Aa3          2,035,740
                 Occidental College, Series 2005A, 5.000%, 10/01/27 -
                 MBIA Insured

          170   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3            163,885
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

          930   California Educational Facilities Authority, Revenue Bonds,           11/10 at 100.00         A2            969,981
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          120    5.000%, 11/01/21                                                     11/15 at 100.00         A2            122,089
          160    5.000%, 11/01/25                                                     11/15 at 100.00         A2            161,139

        6,000   California State Public Works Board, Lease Revenue Bonds,             10/08 at 101.00         A1          6,041,520
                 California State University Projects, Series 1997C,
                 5.400%, 10/01/22

        1,399   California State Public Works Board, Lease Revenue Bonds,              3/18 at 100.00        AA-          1,321,272
                 University of California Regents, Trust 1065,
                 13.699%, 3/01/33 (IF)

        2,500   Long Beach Bond Financing Authority, California, Lease                11/11 at 101.00         AA          2,507,225
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured

                University of California, Revenue Bonds, Multi-Purpose
                Projects, Series 2008:
        4,270    5.125%, 5/15/16 - AMBAC Insured (UB)                                  5/13 at 100.00         AA          4,587,346
        3,000    5.125%, 5/15/17 - AMBAC Insured (UB)                                  5/13 at 100.00         AA          3,236,370
        1,060    5.000%, 5/15/24 -AMBAC Insured (UB)                                   5/13 at 100.00         AA          1,084,009
        3,000    5.000%, 5/15/33 - AMBAC Insured (UB)                                  5/13 at 100.00         AA          2,992,620

------------------------------------------------------------------------------------------------------------------------------------
       27,609   Total Education and Civic Organizations                                                                  27,761,466
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.7% (7.5% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Revenue Bonds,       7/14 at 100.00          A          3,000,510
                 Catholic Healthcare West, Series 2004G, 5.250%, 7/01/23

                California Health Facilities Financing Authority, Revenue Bonds,
                Kaiser Permanante System, Series 2006:
          390    5.000%, 4/01/37                                                       4/16 at 100.00         A+            369,560
        2,355    5.250%, 3/01/45                                                       3/16 at 100.00         A+          2,291,603


                                       38

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       7,765   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        AA-       $  7,568,391
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        1,750   California Municipal Financing Authority, Certificates of              2/17 at 100.00       Baa2          1,513,558
                 Participation, Community Hospitals of Central California,
                 Series 2007, 5.250%, 2/01/46

        5,515   California Statewide Community Development Authority, Revenue          3/16 at 100.00         A+          5,190,773
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        1,840   California Statewide Community Development Authority, Revenue          8/16 at 100.00         A+          1,836,026
                 Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

          948   California Statewide Communities Development Authority, Revenue        7/18 at 100.00        AAA            978,824
                 Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       23,563   Total Health Care                                                                                        22,749,245
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

          455   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            462,858
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        2,310   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2          2,351,257
                 Bonds, Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,765   Total Housing/Single Family                                                                               2,814,115
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.3% OF TOTAL INVESTMENTS)

        1,250   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB          1,071,813
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.5% (2.3% OF TOTAL INVESTMENTS)

        4,750   California Statewide Communities Development Authority,               12/17 at 100.00       Baa1          4,447,853
                 Revenue Bonds, Inland Regional Center Project, Series 2007,
                 5.375%, 12/01/37

        2,400   California Statewide Community Development Authority,                  4/09 at 101.00        BBB          2,412,816
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

------------------------------------------------------------------------------------------------------------------------------------
        7,150   Total Long-Term Care                                                                                      6,860,669
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 12.1% (7.8% OF TOTAL INVESTMENTS)

            5   California State, General Obligation Bonds, Series 2004,               4/14 at 100.00         A+              5,021
                 5.250%, 4/01/34

        2,000   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/20     8/13 at 100.00         A+          2,081,620

        1,000   California, General Obligation Bonds, Series 2004, 5.000%, 2/01/21     2/14 at 100.00         A+          1,025,720

        2,250   Fontana Unified School District, San Bernardino County,                5/09 at 102.00         A+          2,344,208
                 California, General Obligation Refunding Bonds, Series 1997D,
                 5.800%, 5/01/17 - FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds,                     9/11 at 100.00         AA         10,518,232
                 Series 2001A, 5.000%, 9/01/21

        3,250   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call         AA          3,371,550
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

           20   Riverside Community College District, California, General              8/14 at 100.00         AA             21,322
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/21 - MBIA Insured

          345   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            350,837
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,500   San Diego Unified School District, San Diego County,                   7/13 at 101.00        AAA          3,857,420
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,430   Total Tax Obligation/General                                                                             23,575,930
------------------------------------------------------------------------------------------------------------------------------------


                                       39

NQC
Nuveen California Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 41.5% (26.6% OF TOTAL INVESTMENTS)

$       3,000   California State Public Works Board, Lease Revenue Bonds,              6/14 at 100.00          A       $  3,181,620
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        3,000   California State Public Works Board, Lease Revenue Bonds,             12/11 at 102.00         AA          3,039,870
                 Department of Mental Health, Hospital Addition, Series 2001A,
                 5.000%, 12/01/21 - AMBAC Insured

        2,350   California, Economic Recovery Revenue Bonds, Series 2004A,             7/14 at 100.00        AA+          2,572,240
                 5.000%, 7/01/15

          425   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            413,143
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,595   Fontana Public Financing Authority, California, Tax Allocation         9/11 at 101.00         AA          1,623,407
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2003A, 5.375%, 9/01/25 - AMBAC Insured

          840   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AA            590,890
                 Enhanced Asset Backed Settlement Revenue Bonds,
                 Series 2005A, Trust Series 1500, 10.450%, 6/01/45 -
                 AMBAC Insured (IF)

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                Trust 2215-1:
        1,175    13.277%, 6/01/38 - FGIC Insured (IF)                                  6/15 at 100.00          A            768,450
          825    13.277%, 6/01/45 - FGIC Insured (IF)                                  6/15 at 100.00          A            498,779

        7,935   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AA          7,150,467
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/45 - AMBAC Insured

        1,770   Hawthorne Community Redevelopment Agency, California,                  9/16 at 100.00         A-          1,741,114
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/26 - XLCA Insured

        3,840   Hesperia Community Redevelopment Agency, California,                   9/15 at 100.00         A-          3,675,571
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          205    5.000%, 9/01/26                                                       9/16 at 100.00        N/R            185,654
          470    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            413,680

          770   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3            748,186
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

       10,000   Los Angeles County Public Works Financing Authority,                   9/16 at 100.00        N/R          9,265,799
                 California, Lease Revenue Bonds, Series 2006B,
                 5.000%, 9/01/31 - FGIC Insured

        4,130   Manteca Unified School District, San Joaquin County, California,       9/11 at 101.00         AA          4,244,525
                 Special Tax Bonds, Community Facilities District 89-2,
                 Series 2001C, 5.000%, 9/01/23 - MBIA Insured

        3,890   Ontario Redevelopment Financing Authority, California,                 8/11 at 101.00         AA          3,981,571
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/21 - AMBAC Insured

        3,600   Ontario Redevelopment Financing Authority, San Bernardino                No Opt. Call         AA          4,552,776
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,685   Ontario, California, Special Tax Bonds, Community Facilities           9/08 at 100.00        N/R          1,692,363
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

        1,500   Orange County, California, Special Tax Bonds, Community                8/12 at 101.00        N/R          1,467,915
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.625%, 8/15/34

        1,000   Paramount Redevelopment Agency, California, Tax Allocation             8/13 at 100.00         AA          1,018,290
                 Bonds, Redevelopment Project Area 1, Series 2003,
                 5.000%, 8/01/23 - MBIA Insured

          370   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            354,157
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        2,000   Rohnert Park Community Development Commission, California,             8/17 at 100.00         A-          1,905,960
                 Redevelopment Project Tax Allocation Bonds, Series 2007R,
                 5.000%, 8/01/37 - FGIC Insured

          460   Roseville, California, Certificates of Participation, Public           8/13 at 100.00        AA             462,171
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        4,000   Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call         AA          4,288,120
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured


                                       40

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   San Jose Financing Authority, California, Lease Revenue                6/12 at 100.00        AA+       $  2,107,300
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

        3,535   San Jose Financing Authority, California, Lease Revenue                9/11 at 100.00        AA+          3,656,958
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        6,000   San Ramon Public Financing Authority, California, Tax Allocation       2/16 at 100.00         AA          5,758,980
                 Revenue Bonds, Series 2006A, 5.000%, 2/01/38 -
                 AMBAC Insured (UB)

        2,840   Santa Clara Redevelopment Agency, California, Tax Allocation           6/13 at 100.00         AA          2,899,981
                 Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/23 -
                 MBIA Insured

        5,250   Santa Cruz County Redevelopment Agency, California, Subordinate        9/10 at 102.00         AA          5,338,988
                 Lien Tax Allocation Bonds, Live Oak and Soquel Community
                 Improvement Projects, Series 2000, 5.250%, 9/01/25 -
                 AMBAC Insured

        1,265   Washington Unified School District, Yolo County, California,           8/17 at 100.00         AA          1,239,713
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       81,725   Total Tax Obligation/Limited                                                                             80,838,638
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 29.0% (18.6% OF TOTAL INVESTMENTS)

       13,000   Alameda Corridor Transportation Authority, California,                10/09 at 101.00         AA         13,032,629
                 Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 -
                 MBIA Insured

        2,080   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/16 at 100.00         AA          2,107,435
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)

          975   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/18 at 100.00         AA          1,029,737
                 Bay Area Toll Bridge, Series 2008, Trust 2921,
                 13.428%, 4/01/39 (IF)

        6,500   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00       BBB-          6,030,310
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        9,980   Long Beach, California, Harbor Revenue Bonds, Series 2000A,            5/10 at 101.00         AA         10,092,474
                 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, Series 2000K,              5/10 at 100.00         A+          9,009,090
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       15,000   San Francisco Airports Commission, California, Revenue                 5/10 at 101.00        AAA         15,216,296
                 Bonds, San Francisco International Airport, Second Series 2000,
                 Issue 24A, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       56,535   Total Transportation                                                                                     56,517,971
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.9% (14.7% OF TOTAL INVESTMENTS) (4)

        6,000   California Department of Water Resources, Power Supply                 5/12 at 101.00        Aaa          6,622,860
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

           30   California Department of Water Resources, Water System                12/11 at 100.00    Aa2 (4)             33,011
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/16 (Pre-refunded 12/01/11)

        2,070   California Educational Facilities Authority, Revenue Bonds,           11/10 at 100.00     A2 (4)          2,232,619
                 University of the Pacific, Series 2000, 5.750%, 11/01/30
                 (Pre-refunded 11/01/10) - MBIA Insured

        2,110   California Health Facilities Financing Authority, Revenue             10/08 at 101.00        AAA          2,136,565
                 Bonds, Kaiser Permanente System, Series 1998B,
                 5.250%, 10/01/12 (ETM)

        3,145   California, General Obligation Bonds, Series 2004,                     4/14 at 100.00        AAA          3,532,338
                 5.250%, 4/01/34 (Pre-refunded 4/01/14)

        5,300   California, Various Purpose General Obligation Bonds,                  3/10 at 101.00        AAA          5,636,232
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured

        2,000   Daly City Housing Development Finance Agency, California,             12/13 at 102.00    N/R (4)          2,324,260
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32
                 (Pre-refunded 12/15/13)


                                       41

NQC
Nuveen California Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,250   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA       $  2,491,425
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.625%, 6/01/33 (Pre-refunded 6/01/13)

        1,335   Los Angeles Community Redevelopment Agency, California,                1/09 at 100.00    BBB (4)          1,342,169
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10 (ETM)

                Los Angeles County Metropolitan Transportation Authority,
                California, Proposition C Second Senior Lien Sales Tax Revenue
                Bonds, Series 2000A:
        8,005    5.250%, 7/01/25 (Pre-refunded 7/01/10) - FGIC Insured                 7/10 at 101.00     AA (4)          8,559,186
        1,500    5.250%, 7/01/30 (Pre-refunded 7/01/10) - FGIC Insured                 7/10 at 101.00     AA (4)          1,603,845

        2,285   Moreno Valley Unified School District, Riverside County,               8/14 at 100.00        AAA          2,577,594
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/24 (Pre-refunded 8/01/14) - FSA Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00        AAA          4,350,200
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)

        1,000   Tobacco Securitization Authority of Southern California,               6/12 at 100.00        AAA          1,105,160
                 Tobacco Settlement Asset-Backed Bonds, San Diego
                 County Tobacco Asset Securitization Corporation, Senior
                 Series 2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       41,030   Total U.S. Guaranteed                                                                                    44,547,464
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.9% (3.8% OF TOTAL INVESTMENTS)

        2,250   Long Beach Bond Finance Authority, California, Natural                   No Opt. Call          A          2,098,553
                 Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

        5,000   Los Angeles Department of Water and Power, California,                 7/11 at 100.00        AAA          5,258,450
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/20 - FSA Insured

          740   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-            677,426
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        3,210   Turlock Irrigation District, California, Electric Revenue Bonds,       1/13 at 100.00         AA          3,416,756
                 Series 2003A, 5.000%, 1/01/16 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,200   Total Utilities                                                                                          11,451,185
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.1% (4.6% OF TOTAL INVESTMENTS)

        3,300   California Department of Water Resources, Water System                12/11 at 100.00        AAA          3,581,886
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/16

          520   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            509,304
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 -
                 MBIA Insured

        1,500   Los Angeles Department of Water and Power, California,                 7/14 at 100.00         AA          1,624,365
                 Waterworks Revenue Bonds, Series 2004C,
                 5.250%, 7/01/19 - MBIA Insured

        3,015   Oxnard Financing Authority, California, Wastewater Revenue             6/13 at 100.00         A+          3,184,322
                 Bonds, Series 2003, 5.000%, 6/01/17 - FGIC Insured

        1,310   San Elijo Joint Powers Authority, San Diego County,                    3/12 at 101.00        AAA          1,403,154
                 California, Revenue Refunding Bonds, San Elijo Wastewater
                 Facilities, Series 2003, 5.000%, 3/01/17 - FSA Insured


                                       42

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       3,430   Westlands Water District, California, Revenue Certificates             9/12 at 101.00         AA       $  3,600,644
                 of Participation, Series 2002,5.250%, 9/01/22 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       13,075   Total Water and Sewer                                                                                    13,903,675
------------------------------------------------------------------------------------------------------------------------------------
$     304,747   Total Investments (cost $302,496,877) - 155.9%                                                          303,645,510
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.9)%                                                                      (19,225,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                      5,276,188
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.7)% (5)                                                    (94,925,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $194,771,698
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.3%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVC
Nuveen California Select Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.0% (4.6% OF TOTAL INVESTMENTS)

$       1,160   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00        BBB       $  1,057,189
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,625   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00       Baa3          4,134,473
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        6,000   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB          5,022,840
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

       22,915   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB         12,874,334
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       34,700   Total Consumer Staples                                                                                   23,088,836
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 3.9% (2.6% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3            279,569
                 University of Redlands, Series 2005A, 5.000%, 10/01/35
                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                     11/15 at 100.00         A2            203,482
          270    5.000%, 11/01/25                                                     11/15 at 100.00         A2            271,922

        1,595   California Infrastructure Economic Development Bank, Revenue          10/12 at 100.00        Aa3          1,638,384
                 Bonds, Claremont University Consortium, Series 2003,
                 5.125%, 10/01/24

        1,740   California Infrastructure Economic Development Bond Bank,              7/15 at 100.00        Aa3          1,793,731
                 Revenue Bonds, Scripps Research Institute, Series 2005A,
                 5.000%, 7/01/24

        2,394   California State Public Works Board, Lease Revenue Bonds,              3/18 at 100.00        AA-          2,260,989
                 University of California Regents, Trust 1065,
                 13.699%, 3/01/33 (IF)

        1,385   California State University, Systemwide Revenue Bonds,                11/15 at 100.00         AA          1,405,747
                 Series 2005C, 5.000%, 11/01/27 - MBIA Insured

        5,000   University of California, Revenue Bonds, Multi-Purpose                 5/13 at 100.00         AA          4,987,700
                 Projects, Series 2008, 5.000%, 5/15/33 -
                 AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       12,874   Total Education and Civic Organizations                                                                  12,841,524
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.8% (11.1% OF TOTAL INVESTMENTS)

        1,750   ABAG Finance Authority for Non-Profit Corporations, California,        4/12 at 100.00         A+          1,796,235
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa
                 Barbara Medical Foundation Clinic, Series 2002A,
                 5.500%, 4/01/21

          545   California Health Facilities Financing Authority, Insured              1/09 at 100.00        AAA            545,114
                 Health Facility Revenue Refunding Bonds, Catholic Healthcare
                 West, Series 1994A, 4.750%, 7/01/19 - MBIA Insured

          675   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00         A+            639,623
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        4,565   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        AA-          4,102,657
                 Sutter Health Residual Trust 2061, 14.853%, 11/15/46 (IF)

       15,145   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        AA-         14,761,529
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)


                                       44

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       4,200   California Statewide Communities Development Authority,                3/15 at 100.00          A       $  3,944,976
                 Revenue Bonds, Adventist Health System West, Series 2005A,
                 5.000%, 3/01/35

        9,435   California Statewide Community Development Authority, Revenue          3/16 at 100.00         A+          8,880,316
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,140   California Statewide Community Development Authority, Revenue          8/16 at 100.00         A+          3,133,218
                 Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,355   California Statewide Community Development Authority,                    No Opt. Call         AA          1,403,021
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        1,621   California Statewide Communities Development Authority,                7/18 at 100.00        AAA          1,674,590
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

        6,000   Madera County, California, Certificates of Participation,              9/08 at 100.00         AA          6,009,960
                 Valley Children's Hospital Project, Series 1995,
                 5.750%, 3/15/28 - MBIA Insured

        9,655   Rancho Mirage Joint Powers Financing Authority, California,            7/17 at 100.00         A3          8,818,877
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

------------------------------------------------------------------------------------------------------------------------------------
       58,086   Total Health Care                                                                                        55,710,116
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.7% (1.1% OF TOTAL INVESTMENTS)

        1,000   Independent Cities Lease Finance Authority, California,               11/14 at 100.00        N/R            955,620
                 Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home
                 Park, Series 2004A, 5.950%, 11/15/39

        4,750   Montclair Redevelopment Agency, California, Revenue Bonds,            12/10 at 102.00        N/R          4,790,660
                 Monterey Manor Mobile Home Estates Project, Series 2000,
                 6.400%, 12/15/30

------------------------------------------------------------------------------------------------------------------------------------
        5,750   Total Housing/Multifamily                                                                                 5,746,280
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)

          785   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            798,557
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.9% (1.3% OF TOTAL INVESTMENTS)

        5,000   California Pollution Control Financing Authority, Solid Waste            No Opt. Call       BBB+          4,647,100
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Mandatory put 12/01/17)
                 (Alternative Minimum Tax)

        2,000   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB          1,714,900
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,000   Total Industrials                                                                                         6,362,000
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.3% (0.8% OF TOTAL INVESTMENTS)

                California Statewide Communities Development Authority,
                Revenue Bonds, Inland Regional Center Project, Series 2007:
          460    5.250%, 12/01/27                                                     12/17 at 100.00       Baa1            436,462
        4,000    5.375%, 12/01/37                                                     12/17 at 100.00       Baa1          3,745,560

------------------------------------------------------------------------------------------------------------------------------------
        4,460   Total Long-Term Care                                                                                      4,182,022
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 18.9% (12.4% OF TOTAL INVESTMENTS)

                California, General Obligation Bonds, Series 2003:
        3,750    5.250%, 11/01/19 - RAAI Insured                                      11/13 at 100.00         A+          3,931,650
        5,000    5.250%, 2/01/22                                                       8/13 at 100.00         A+          5,152,600
        1,000    5.250%, 2/01/22 - CIFG Insured                                        8/13 at 100.00         A+          1,039,410

                California, General Obligation Bonds, Series 2004:
        3,800    5.000%, 2/01/21                                                       2/14 at 100.00         A+          3,897,736
        1,850    5.200%, 4/01/26                                                       4/14 at 100.00         A+          1,886,908

        4,700   California, Various Purpose General Obligation Bonds,                  5/10 at 101.00         A1          4,892,465
                 Series 2000, 5.625%, 5/01/22 - FGIC Insured

        3,850   Coachella Valley Unified School District, Riverside County,            8/15 at 100.00         A-          3,824,513
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/30 - FGIC Insured


                                       45

NVC
Nuveen California Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Fontana Unified School District, San Bernardino County, California,
                General Obligation Bonds, Series 2004:
$       1,470    5.250%, 5/01/19 - MBIA Insured                                        5/14 at 100.00         AA       $  1,585,542
        1,040    5.250%, 5/01/20 - MBIA Insured                                        5/14 at 100.00         AA          1,111,531

        4,000   Long Beach Community College District, California, General             5/15 at 100.00        AA-          4,024,520
                 Obligation Bonds, Series 2005B, 5.000%, 5/01/30 -
                 FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds, Series 2001A,       9/11 at 100.00         AA         10,547,005
                 5.000%, 9/01/20
                Los Rios Community College District, Sacramento, El Dorado and
                Yolo Counties, California, General Obligation Bonds, Series
                2008:
        2,710    5.000%, 8/01/25 - FSA Insured (UB)                                    8/14 at 102.00        Aaa          2,836,151
        3,875    5.000%, 8/01/26 - FSA Insured (UB)                                    8/14 at 102.00        Aaa          4,015,856

        6,000   North Orange County Community College District, California,              No Opt. Call         AA          2,217,540
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

        5,000   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call         AA          5,187,000
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          585   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            594,898
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,760   West Contra Costa Unified School District, Contra Costa                8/11 at 101.00        AAA          3,882,162
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/22 - FSA Insured

        2,000   West Contra Costa Unified School District, Contra Costa County,        8/11 at 101.00         A-          2,036,960
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       64,450   Total Tax Obligation/General                                                                             62,664,447
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 25.6% (16.8% OF TOTAL INVESTMENTS)

        2,870   Bell Community Redevelopment Agency, California, Tax Allocation       10/13 at 100.00       BBB+          2,849,508
                 Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 -
                 RAAI Insured

                California State Public Works Board, Lease Revenue Bonds,
                Department of Mental Health, Coalinga State Hospital, Series
                2004A:
        4,000    5.500%, 6/01/21                                                       6/14 at 100.00          A          4,217,120
        2,000    5.500%, 6/01/23                                                       6/14 at 100.00          A          2,091,000

          730   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            709,633
                 Special Tax Bonds, Community Facilities District,
                 Series 2005, 5.000%, 9/01/24 - FGIC Insured

        1,000   Coachella Valley Unified School District, Riverside County,            9/16 at 100.00        Aa3            975,960
                 California, Certificates of Participation, Series 2007,
                 5.000%, 9/01/31 - AMBAC Insured

        3,000   Coronado Community Development Agency, California, Tax                 9/15 at 100.00         AA          2,980,200
                 Allocation Bonds, Community Development Project, Series 2005,
                 5.000%, 9/01/30 - AMBAC Insured

        1,030   Folsom Cordova Unified School District, Sacramento County,            10/14 at 100.00        AAA          1,056,018
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2004B, 5.000%, 10/01/25 -
                 FSA Insured

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                Trust 2215-1:
        1,940    13.277%, 6/01/38 - FGIC Insured (IF)                                  6/15 at 100.00          A          1,268,760
        1,355    13.277%, 6/01/45 - FGIC Insured (IF)                                  6/15 at 100.00          A            819,206

        1,785   Hawthorne Community Redevelopment Agency, California,                  9/16 at 100.00         A-          1,769,471
                 Project Area 2 Tax Allocation Bonds, Series 2006,
                 5.250%, 9/01/36 - XLCA Insured

        1,500   Hesperia Unified School District, San Bernardino County,               2/17 at 100.00         AA          1,436,640
                 California, Certificates of Participation, Capital Improvement,
                 Series 2007, 5.000%, 2/01/41 - AMBAC Insured

          435   Indian Wells Redevelopment Agency, California, Tax Allocation          9/13 at 100.00         AA            447,693
                 Bonds, Consolidated Whitewater Project Area, Series 2003A,
                 5.000%, 9/01/20 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          350    5.000%, 9/01/26                                                       9/16 at 100.00        N/R            316,971
          805    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            708,537


                                       46

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,000   La Quinta Redevelopment Agency, California, Tax Allocation             9/11 at 102.00         AA       $  3,072,630
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.000%, 9/01/21 - AMBAC Insured

        3,510   Long Beach Bond Financing Authority, California, Lease                10/08 at 101.00         AA          3,516,107
                 Revenue and Refunding Bonds, Civic Center Project,
                 Series 1997A, 5.000%, 10/01/27 - MBIA Insured

        4,315   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3          4,192,756
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        5,770   Los Angeles County Metropolitan Transportation Authority,              1/09 at 101.00        Aa3          5,789,387
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A,
                 5.000%, 7/01/23 - AMBAC Insured

        8,175   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00        AA-          7,764,206
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        2,580   Oakland Redevelopment Agency, California, Subordinate                  3/13 at 100.00         A-          2,758,175
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/18 - FGIC Insured

        3,605   Oakland State Building Authority, California, Lease Revenue           10/08 at 101.00         AA          3,627,784
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured

        2,280   Ontario Redevelopment Financing Authority, California, Lease           8/11 at 101.00         AA          2,406,221
                 Revenue Bonds, Capital Projects, Series 2001,
                 5.250%, 8/01/18 - AMBAC Insured

        1,000   Orange County, California, Special Tax Bonds, Community                8/12 at 101.00        N/R            982,790
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.500%, 8/15/24

        1,120   Panama-Buena Vista Union School District, California,                  9/16 at 100.00         AA          1,149,714
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/23 - MBIA Insured

        8,750   Pittsburg Redevelopment Agency, California, Tax Allocation               No Opt. Call         AA          3,910,900
                 Bonds, Los Medanos Community Development Project,
                 Series 1999, 0.000%, 8/01/23 - AMBAC Insured

          635   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            607,809
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          110   Riverside Public Financing Authority, California, Revenue Bonds,       2/09 at 100.00        N/R            111,034
                 Multiple Project Loans, Series 1991A, 8.000%, 2/01/18

          820   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA            823,870
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,200   San Jose Financing Authority, California, Lease Revenue                9/11 at 100.00        AA+          2,275,900
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        1,365   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AA          1,334,397
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

        4,625   Santa Clara Redevelopment Agency, California, Tax Allocation           6/13 at 100.00         AA          4,884,740
                 Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 -
                 MBIA Insured

        6,870   Vernon Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         AA          6,633,122
                 Industrial Redevelopment Project, Series 2005,
                 5.000%, 9/01/35 - MBIA Insured

        2,175   Washington Unified School District, Yolo County, California,           8/17 at 100.00         AA          2,131,522
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

        5,000   West Hollywood, California, Refunding Certificates of                  2/09 at 101.00         AA          5,022,250
                 Participation, Series 1998, 5.000%, 2/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       90,705   Total Tax Obligation/Limited                                                                             84,642,031
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 17.7% (11.6% OF TOTAL INVESTMENTS)

        2,210   Bay Area Toll Authority, California, Revenue Bonds,                    4/16 at 100.00         AA          2,239,150
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31 (UB)

        1,810   Bay Area Toll Authority, California, Revenue Bonds,                    4/18 at 100.00         AA          1,911,613
                 San Francisco Bay Area Toll Bridge, Series 2008,
                 Trust 2921, 13.428%, 4/01/39 (IF)

        8,300   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 100.00         AA          7,511,998
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured


                                       47

NVC
Nuveen California Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$      10,500   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00       BBB-       $  9,741,270
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        8,000   Port of Oakland, California, Revenue Bonds, Series 2000K,              5/10 at 100.00         A+          8,008,080
                  5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       20,000   San Francisco Airports Commission, California, Revenue Bonds,          5/10 at 101.00        AAA         20,288,400
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax)

        5,000   San Francisco Airports Commission, California, Revenue                 5/11 at 100.00         A1          5,186,800
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.250%, 5/01/18 -
                 FGIC Insured

        3,665   San Francisco Airports Commission, California, Revenue                 5/12 at 100.00         AA          3,685,854
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28A, 5.250%, 5/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       59,485   Total Transportation                                                                                     58,573,165
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 34.9% (22.9% OF TOTAL INVESTMENTS) (4)

        9,750   California Department of Water Resources, Power Supply                 5/12 at 101.00        Aaa         10,762,148
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

        5,760   California Health Facilities Financing Authority, Revenue             12/09 at 101.00    N/R (4)          6,119,942
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30 (Pre-refunded 12/01/09)

        3,000   California Pollution Control Financing Authority, Solid Waste         11/08 at 100.00        Aaa          3,561,990
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17 (ETM)

                California Statewide Community Development Authority, Certificates
                of Participation, Catholic Healthcare West, Series 1999:
        4,495    6.500%, 7/01/20 (Pre-refunded 7/01/10)                                7/10 at 101.00      A (4)          4,899,460
        1,845    6.500%, 7/01/20 (Pre-refunded 7/01/10)                                7/10 at 101.00      A (4)          2,006,788

       10,000   California, Various Purpose General Obligation Bonds,                  3/10 at 101.00        AAA         10,634,400
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) -
                 MBIA Insured

          730   Contra Costa County, California, GNMA Mortgage-Backed                    No Opt. Call        AAA            756,908
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1989, 7.700%, 11/01/09 (Alternative
                 Minimum Tax) (ETM)

        5,515   Fresno Unified School District, Fresno County, California,             8/09 at 102.00     A+ (4)          5,675,376
                 General Obligation Bonds, Series 2001E, 5.000%, 8/01/25 -
                 FGIC Insured (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        2,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          2,214,600
        2,500    5.625%, 6/01/38 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          2,768,250

        3,000   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          3,469,740
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        3,000   Los Angeles County Metropolitan Transportation Authority,              7/10 at 101.00     AA (4)          3,207,690
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        6,030   Los Angeles Unified School District, California, General               7/10 at 100.00    AA- (4)          6,402,775
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

                Monterey County, California, Certificates of Participation,
                Master Plan Financing, Series 2001:
        2,075    5.000%, 8/01/19 (Pre-refunded 8/01/11) - MBIA Insured                 8/11 at 100.00     A2 (4)          2,238,033
        3,000    5.000%, 8/01/26 (Pre-refunded 8/01/11) - MBIA Insured                 8/11 at 100.00     A2 (4)          3,235,710

       10,000   Puerto Rico Highway and Transportation Authority, Highway              7/10 at 101.00   BBB+ (4)         10,770,300
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/31
                 (Pre-refunded 7/01/10)

        4,000   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00        AAA          4,151,680
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                     No Opt. Call        AAA          2,367,660
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 -
                 AGC Insured (ETM)


                                       48

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$      17,670   San Francisco City and County Public Utilities Commission,            11/11 at 100.00        AAA       $ 19,144,031
                 California, Water Revenue Bonds, Series 2001A,
                 5.000%, 11/01/24 (Pre-refunded 11/01/11) - FSA Insured

        6,555   Sweetwater Authority, California, Water Revenue Bonds,                 4/10 at 101.00        AAA          6,932,371
                 Series 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/10) -
                 FSA Insured

        2,000   University of California, Revenue Bonds, Research Facilities,          9/09 at 101.00    Aa1 (4)          2,086,160
                 Series 2001E, 5.000%, 9/01/22 (Pre-refunded 9/01/09) -
                 AMBAC Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds,                     3/24 at 100.00    N/R (4)          2,066,040
                 Vista Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29 (Pre-refunded 3/15/24)

------------------------------------------------------------------------------------------------------------------------------------
      106,925   Total U.S. Guaranteed                                                                                   115,472,052
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 15.1% (9.9% OF TOTAL INVESTMENTS)

        2,000   Anaheim Public Finance Authority, California, Revenue                 10/12 at 100.00        AAA          2,163,880
                 Refunding Bonds, Electric Generating System, Series 2002B,
                 5.250%, 10/01/18 - FSA Insured

        1,810   Anaheim Public Finance Authority, California, Second Lien             10/14 at 100.00         AA          1,886,129
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

       10,350   California Pollution Control Financing Authority, Revenue Bonds,         No Opt. Call         A+         11,944,004
                 San Diego Gas and Electric Company, Series 1991A,
                 6.800%, 6/01/15 (Alternative Minimum Tax)

        4,000   Imperial Irrigation District, California, Certificates of             11/13 at 100.00        AAA          4,151,760
                 Participation, Electric System Revenue Bonds, Series 2003,
                 5.250%, 11/01/23 - FSA Insured

        3,855   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A          3,595,520
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

        5,000   Los Angeles Department of Water and Power, California,                 7/11 at 100.00         AA          5,254,450
                 Power System Revenue Bonds, Series 2001A-2,
                 5.375%, 7/01/20 - MBIA Insured

        5,000   Los Angeles Department of Water and Power, California,                 7/15 at 100.00        Aaa          5,063,250
                 Power System Revenue Bonds, Series 2008,
                 5.000%, 7/01/31 - FSA Insured (UB)

        5,225   Los Angeles, California, Sanitation Equipment Charge                   2/11 at 100.00        AAA          5,467,022
                 Revenue Bonds, Series 2001A, 5.250%, 2/01/18 -
                 FSA Insured

        1,025   Los Angeles, California, Sanitation Equipment Charge Revenue           2/14 at 100.00         AA          1,050,369
                 Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC Insured

        1,260   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-          1,153,454
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        4,360   Sacramento Municipal Utility District, California, Electric            8/12 at 100.00        AAA          4,577,477
                 Revenue Refunding Bonds, Series 2002Q,
                 5.250%, 8/15/19 - FSA Insured

        3,460   Southern California Public Power Authority, Revenue Bonds,             7/13 at 100.00         AA          3,557,745
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       47,345   Total Utilities                                                                                          49,865,060
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 7.1% (4.7% OF TOTAL INVESTMENTS)

        1,185   Burbank, California, Wastewater System Revenue Bonds,                  6/14 at 100.00         AA          1,205,050
                 Series 2004A, 5.000%, 6/01/24 - AMBAC Insured

          890   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            871,693
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        1,250   Indio Water Authority, California, Water Revenue Bonds,                4/16 at 100.00         AA          1,251,513
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

        4,705   Madera Irrigation District. California, Water Revenue                  1/18 at 100.00         A-          4,610,665
                 Refunding Bonds, Series 2008, 5.500%, 1/01/38

        3,750   Metropolitan Water District of Southern California, Water             10/14 at 100.00        AAA          3,822,750
                 Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 -
                 MBIA Insured

        2,000   Pico Rivera Water Authority, California, Revenue Bonds,               12/11 at 102.00        N/R          2,000,200
                 Series 2001A, 6.250%, 12/01/32


                                       49

NVC
Nuveen California Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,420   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,            7/18 at 100.00       BBB-        $ 1,488,671
                 Senior Lien Series 2008A, 6.000%, 7/01/38

        2,525   Sacramento County Sanitation District Financing Authority,               No Opt. Call         AA          2,831,889
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        2,120    5.250%, 10/01/19 - MBIA Insured                                       4/13 at 100.00         AA          2,243,214
        2,960    5.250%, 10/01/20 - MBIA Insured                                       4/13 at 100.00         AA          3,111,847

------------------------------------------------------------------------------------------------------------------------------------
       22,805   Total Water and Sewer                                                                                    23,437,492
------------------------------------------------------------------------------------------------------------------------------------
$     515,370   Total Investments (cost $501,381,333) - 152.1%                                                          503,383,582
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.3)%                                                                      (24,189,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 6.4%                                                                     20,995,278
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.2)% (5)                                                   (169,275,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $330,914,860
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.6%. N/R Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NUC
Nuveen California Quality Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.9% (3.8% OF TOTAL INVESTMENTS)

$       5,000   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00       Baa3       $  4,649,000
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

        1,115   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00        BBB          1,016,178
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,620   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00       Baa3          4,130,003
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        8,145   California Statewide Financing Authority, Tobacco Settlement           5/12 at 100.00       Baa3          7,482,812
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29

        3,370   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB          1,893,367
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       22,250   Total Consumer Staples                                                                                   19,171,360
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 6.1% (3.9% OF TOTAL INVESTMENTS)

          280   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3            269,928
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

        2,785   California Educational Facilities Authority, Revenue Bonds,           11/10 at 100.00         A2          2,904,727
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          195    5.000%, 11/01/21                                                     11/15 at 100.00         A2            198,395
          260    5.000%, 11/01/25                                                     11/15 at 100.00         A2            261,851

        2,320   California State Public Works Board, Lease Revenue Bonds,              3/18 at 100.00        AA-          2,191,101
                 University of California Regents, Trust 1065,
                 13.699%, 3/01/33 (IF)

        4,000   California State Public Works Board, Lease Revenue                     9/08 at 100.00         AA          4,009,440
                 Refunding Bonds, Community Colleges Projects,
                 Series 1996B, 5.625%, 3/01/19 - AMBAC Insured

        6,400   California State University, Systemwide Revenue Bonds,                11/12 at 100.00         AA          6,576,192
                 Series 2002A, 5.000%, 11/01/20 - AMBAC Insured

        1,000   San Diego County, California, Certificates of Participation,           9/15 at 102.00       Baa3            882,890
                 Burnham Institute, Series 2006,5.000%, 9/01/34

        2,500   University of California, Revenue Bonds, Multi-Purpose                 5/13 at 100.00         AA          2,493,850
                 Projects, Series 2008, 5.000%, 5/15/33 -
                 AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       19,740   Total Education and Civic Organizations                                                                  19,788,374
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.8% (8.9% OF TOTAL INVESTMENTS)

        1,750   ABAG Finance Authority for Non-Profit Corporations, California,        4/12 at 100.00         A+          1,796,235
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

                California Health Facilities Financing Authority, Revenue Bonds,
                Kaiser Permanante System, Series 2006:
          640    5.000%, 4/01/37                                                       4/16 at 100.00         A+            606,458
        3,640    5.250%, 3/01/45                                                       3/16 at 100.00         A+          3,542,011

       14,550   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        AA-         14,181,594
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)


                                       51

NUC
Nuveen California Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,855   California Municipal Financing Authority, Certificates of              2/17 at 100.00       Baa2       $  2,469,261
                 Participation, Community Hospitals of Central California,
                 Series 2007, 5.250%, 2/01/46

        1,225   California State Public Works Board, Revenue Bonds, University        11/14 at 100.00         AA          1,262,938
                 of California - Davis Medical Center, Series 2004II-A,
                 5.000%, 11/01/23 - MBIA Insured

          685   California Statewide Community Development Authority,                    No Opt. Call         A2            736,252
                 Certificates of Participation, Cedars-Sinai Medical Center,
                 Series 1992, 6.500%, 8/01/12

        1,500   California Statewide Community Development Authority,                  7/15 at 100.00       BBB+          1,382,760
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/30

        9,030   California Statewide Community Development Authority,                  3/16 at 100.00         A+          8,499,126
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,015   California Statewide Community Development Authority,                  8/16 at 100.00         A+          3,008,488
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        5,825   California Statewide Community Development Authority,                  8/17 at 100.00         AA          5,637,493
                 Revenue Bonds, Sutter Health, Series 2007C, Trust 1975,
                 10.488%, 8/15/38 - AMBAC Insured (IF)

        1,571   California Statewide Communities Development Authority,                7/18 at 100.00        AAA          1,622,937
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       46,286   Total Health Care                                                                                        44,745,553
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.9% (1.9% OF TOTAL INVESTMENTS)

        1,000   Independent Cities Lease Finance Authority, California,               11/14 at 100.00        N/R            955,620
                 Revenue Bonds, Morgan Hill, Hacienda Valley Mobile
                 Home Park, Series 2004A, 5.950%, 11/15/39

        2,285   Irvine, California, Mobile Home Park Revenue Bonds,                    9/08 at 102.00        N/R          2,316,670
                 Meadows Mobile Home Park, Series 1998A,
                 5.700%, 3/01/18

        2,250   Oceanside, California, Mobile Home Park Revenue Bonds,                 9/08 at 102.00        N/R          2,215,170
                 Laguna Vista Mobile Estates Acquisition Project, Series 1998,
                 5.800%, 3/01/28

        3,040   Riverside County, California, Mobile Home Park Revenue Bonds,          3/09 at 102.00        N/R          2,885,690
                 Bravo Mobile Home Park Project, Series 1999A, 5.900%, 3/20/29

        1,030   Yolo County Housing Authority, California, Revenue Refunding          11/08 at 100.00        Aa2          1,043,843
                 Bonds, Russell Park Apartments, Series 1992A,
                 7.000%, 11/01/14

------------------------------------------------------------------------------------------------------------------------------------
        9,605   Total Housing/Multifamily                                                                                 9,416,993
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

          750   California Housing Finance Agency, Home Mortgage                       2/16 at 100.00        Aa2            762,953
                 Revenue Bonds, Series 2006H, 5.750%, 8/01/30 -
                 FGIC Insured (Alternative Minimum Tax)

        5,900   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2          3,675,700
                 Bonds, Series 2007M, Lehman Municipal Trust Receipts K43W,
                 5.305%, 8/01/26 (Alternative Minimum Tax) (IF)

------------------------------------------------------------------------------------------------------------------------------------
        6,650   Total Housing/Single Family                                                                               4,438,653
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB          1,714,900
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.0% (0.7% OF TOTAL INVESTMENTS)

        3,500   California Statewide Communities Development Authority,               12/17 at 100.00       Baa1          3,277,365
                 Revenue Bonds, Inland Regional Center Project,
                 Series 2007, 5.375%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 17.8% (11.5% OF TOTAL INVESTMENTS)

        1,900   Azusa Unified School District, Los Angeles County, California,         7/12 at 100.00        AAA          2,029,314
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/20 -
                 FSA Insured

           35   California State, General Obligation Bonds, Series 2002,               4/12 at 100.00         A+             35,260
                 5.250%, 4/01/32

           80   California, General Obligation Bonds, Series 2000, 5.500%, 6/01/25     6/10 at 100.00         A+             82,490


                                       52

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                California, General Obligation Bonds, Series 2003:
$       3,750    5.250%, 11/01/19 - RAAI Insured                                      11/13 at 100.00         A+       $  3,931,650
          500    5.250%, 2/01/33                                                       2/13 at 100.00         A+            502,915

        6,300   California, General Obligation Bonds, Series 2004, 5.200%, 4/01/26     4/14 at 100.00         A+          6,425,685

        6,085   California, General Obligation Veterans Welfare Bonds,                12/08 at 100.00        AA-          6,084,148
                 Series 1997BJ, 5.700%, 12/01/32 (Alternative Minimum Tax)

        1,370   Fremont-Newark Community College District, Alameda County,             8/11 at 101.00         AA          1,459,598
                 California, General Obligation Bonds, Series 2002A,
                 5.375%, 8/01/20 - MBIA Insured

        3,610   Hartnell Community College District, California, General               6/16 at 100.00        AAA          3,688,879
                 Obligation Bonds, Series 2008, 5.000%, 6/01/29 -
                 FSA Insured (UB)

        5,255   Livermore Valley Joint Unified School District, Alameda                8/11 at 100.00        AAA          5,323,683
                 County, California, General Obligation Bonds, Election of 1999,
                 Series 2001, 5.125%, 8/01/26 - FSA Insured

        2,645   Long Beach Community College District, California, General             5/15 at 100.00        AA-          2,661,214
                 Obligation Bonds, Series 2005B, 5.000%, 5/01/30 - FGIC Insured

        1,170   Los Angeles Unified School District, California, General               7/13 at 100.00        AAA          1,254,603
                 Obligation Bonds, Series 2003F, 5.000%, 7/01/17 -
                 FSA Insured

          565   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            574,560
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        1,500   Sacramento City Unified School District, Sacramento County,            7/15 at 100.00        Aa3          1,533,885
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        6,760   San Diego Unified School District, San Diego County,                   7/13 at 101.00        AAA          7,450,331
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/21 - FSA Insured

          515   San Joaquin Delta Community College District, California,              8/15 at 100.00        AAA            525,238
                 General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 -
                 FSA Insured

        1,500   San Jose Unified School District, Santa Clara County,                  8/15 at 100.00         AA          1,533,390
                 California, General Obligation Bonds, Series 2005B,
                 5.000%, 8/01/25 - FGIC Insured

        6,865   San Ramon Valley Unified School District, Contra Costa                 8/13 at 100.00        AAA          7,055,984
                 County, California, General Obligation Bonds, Series 2008,
                 5.000%, 8/01/23 - FSA Insured (UB)

        1,390   South Pasadena Unified School District, Los Angeles County,            8/13 at 100.00        AA-          1,428,364
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/22 - FGIC Insured

        3,925   West Contra Costa Unified School District, Contra Costa                8/11 at 101.00        AAA          4,033,173
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       55,720   Total Tax Obligation/General                                                                             57,614,364
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 30.5% (19.7% OF TOTAL INVESTMENTS)

        1,655   Bell Community Housing Authority, California, Lease Revenue           10/15 at 100.00         AA          1,594,493
                 Bonds, Series 2005, 5.000%, 10/01/36 - AMBAC Insured

        1,200   Burbank Public Financing Authority, California, Revenue Bonds,        12/12 at 100.00         AA          1,217,064
                 West Olive Redevelopment Project, Series 2002,
                 5.125%, 12/01/22 - AMBAC Insured

        3,070   California State Public Works Board, Lease Revenue Bonds,             12/12 at 100.00         AA          3,248,766
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

        2,030   California State Public Works Board, Lease Revenue Bonds,              3/12 at 100.00         AA          2,102,146
                 Department of General Services, Series 2002C,
                 5.250%, 3/01/21 - AMBAC Insured

        5,115   California State Public Works Board, Lease Revenue Bonds,              6/14 at 100.00          A          5,424,662
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        2,715   California, Economic Recovery Revenue Bonds, Series 2004A,             7/14 at 100.00        AA+          2,971,758
                 5.000%, 7/01/15

          690   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            670,749
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        3,000   Coachella Valley Unified School District, Riverside County,            9/16 at 100.00        Aa3          2,927,880
                 California, Certificates of Participation, Series 2007,
                 5.000%, 9/01/31 - AMBAC Insured


                                       53

NUC
Nuveen California Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Commerce Community Development Commission, California, Tax
                Allocation Refunding Bonds, Merged Area Development Projects 2
                and 3, Series 1998A:
$       1,000    5.650%, 8/01/18                                                       2/09 at 102.00        N/R       $  1,001,120
        2,765    5.700%, 8/01/28                                                       2/09 at 102.00        N/R          2,578,335

        1,250   Coronado Community Development Agency, California, Tax                 9/15 at 100.00         AA          1,241,750
                 Allocation Bonds, Community Development Project, Series 2005,
                 5.000%, 9/01/30 - AMBAC Insured

        3,065   Corona-Norco Unified School District, Riverside County,                9/13 at 100.00         AA          3,149,165
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2003, 5.500%, 9/01/33 -
                 MBIA Insured

        1,930   Fresno, California, Certificates of Participation, Street             12/08 at 100.00        AA-          1,950,111
                 Improvement Project, Series 1991, 6.625%, 12/01/11

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                Trust 2215-1:
        1,885    13.277%, 6/01/38 - FGIC Insured (IF)                                  6/15 at 100.00          A          1,232,790
        1,320    13.277%, 6/01/45 - FGIC Insured (IF)                                  6/15 at 100.00          A            798,046

        9,500   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00          A          8,713,590
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/35 - FGIC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          335    5.000%, 9/01/26                                                       9/16 at 100.00        N/R            303,386
          775    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            682,132

        3,245   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3          3,153,069
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,350   Los Angeles Community Redevelopment Agency, California,                3/13 at 100.00       BBB-          1,304,721
                 Subordinate Lien Tax Allocation Bonds, Bunker Hill
                 Redevelopment Project, Series 2004L, 5.100%, 3/01/19

        4,850   Los Angeles County Metropolitan Transportation Authority,              7/13 at 100.00        AAA          5,219,134
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003A, 5.000%, 7/01/16 - FSA Insured

       15,300   Ontario Redevelopment Financing Authority, San Bernardino                No Opt. Call         AA         19,349,297
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,170   Panama-Buena Vista Union School District, California,                  9/16 at 100.00         AA          1,196,325
                 Certificates of Participation, School Construction Project,
                 Series 2006, 5.000%, 9/01/24 - MBIA Insured

                Redding Redevelopment Agency, California, Tax Allocation Bonds,
                Canby-Hilltop-Cypress Area Project, Series 2003A:
        1,500    5.000%, 9/01/17 - MBIA Insured                                        9/13 at 100.00         AA          1,605,690
        1,500    5.000%, 9/01/20 - MBIA Insured                                        9/13 at 100.00         AA          1,545,135

          600   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            574,308
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,320   Richmond Joint Powers Financing Authority, California, Tax             9/13 at 100.00         AA          4,457,894
                 Allocation Bonds, Series 2003A, 5.250%, 9/01/22 -
                 MBIA Insured

        2,000   Rohnert Park Community Development Commission,                         8/17 at 100.00         A-          1,905,960
                 California, Redevelopment Project Tax Allocation Bonds,
                 Series 2007R, 5.000%, 8/01/37 - FGIC Insured

          745   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA            748,516
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        8,625   Sacramento City Financing Authority, California, Capital              12/16 at 100.00         AA          8,534,179
                 Improvement Revenue Bonds, 300 Richards Boulevard,
                 Series 2006C, 5.000%, 12/01/36 - AMBAC Insured

        2,500   San Jose Financing Authority, California, Lease Revenue                9/11 at 100.00        AA+          2,586,250
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,770   Santa Ana Community Redevelopment Agency, Orange County,               9/13 at 100.00         A-          2,849,831
                 California, Tax Allocation Refunding Bonds, South Main Street
                 Redevelopment, Series 2003B, 5.000%, 9/01/19 -
                 FGIC Insured

        2,090   Washington Unified School District, Yolo County, California,           8/17 at 100.00         AA          2,048,221
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       95,865   Total Tax Obligation/Limited                                                                             98,886,473
------------------------------------------------------------------------------------------------------------------------------------


                                       54

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 14.5% (9.4% OF TOTAL INVESTMENTS)

$       3,950   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/16 at 100.00         AA       $  4,002,101
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)

        1,910   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/18 at 100.00         AA          2,017,227
                 Bay Area Toll Bridge, Series 2008, Trust 2921,
                 13.428%, 4/01/39 (IF)

       11,000   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00       BBB-         10,205,140
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        2,000   Orange County Transportation Authority, California, Toll Road          8/13 at 100.00         AA          2,057,860
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/20 - AMBAC Insured

        2,685   Sacramento County, California, Airport System Revenue Bonds,           7/12 at 100.00        AAA          2,960,320
                 Series 2002A, 5.250%, 7/01/21 - FSA Insured

       20,000   San Francisco Airports Commission, California, Revenue Bonds,          5/10 at 101.00        AAA         20,288,399
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax)

                San Francisco Airports Commission, California, Revenue Refunding
                Bonds, San Francisco International Airport, Second Series 2002,
                Issue 28A:
        1,480    5.250%, 5/01/17 - MBIA Insured (Alternative Minimum Tax)              5/12 at 100.00         AA          1,492,861
        3,865    5.250%, 5/01/19 - MBIA Insured (Alternative Minimum Tax)              5/12 at 100.00         AA          3,870,334

------------------------------------------------------------------------------------------------------------------------------------
       46,890   Total Transportation                                                                                     46,894,242
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 45.5% (29.5% OF TOTAL INVESTMENTS) (4)

        7,325   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00    N/R (4)          7,901,771
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30
                 (Pre-refunded 6/01/12)

        9,000   California Department of Water Resources, Power Supply                 5/12 at 101.00        Aaa          9,934,290
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

        6,190   California Educational Facilities Authority, Revenue Bonds,           11/10 at 100.00     A2 (4)          6,676,286
                 University of the Pacific, Series 2000, 5.750%, 11/01/30
                 (Pre-refunded 11/01/10) - MBIA Insured

                California Health Facilities Financing Authority, Revenue Bonds,
                Cedars-Sinai Medical Center, Series 1999A:
        2,955    6.125%, 12/01/30 (Pre-refunded 12/01/09)                             12/09 at 101.00    N/R (4)          3,139,658
        7,700    6.250%, 12/01/34 (Pre-refunded 12/01/09)                             12/09 at 101.00    N/R (4)          8,193,031

        8,000   California Pollution Control Financing Authority, Solid Waste         11/08 at 100.00        Aaa          9,498,640
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17 (ETM)

        1,965   California State, General Obligation Bonds, Series 2002,               4/12 at 100.00        AAA          2,156,077
                 5.250%, 4/01/32 (Pre-refunded 4/01/12)

        1,515   California Statewide Community Development Authority,                 10/13 at 101.00        Aaa          1,709,556
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2004A, 5.250%, 10/01/24
                 (Pre-refunded 10/01/13) - FSA Insured

                California, General Obligation Bonds, Series 2000:
        1,105    5.500%, 6/01/25 (Pre-refunded 6/01/10)                                6/10 at 100.00        AAA          1,166,206
          315    5.500%, 6/01/25 (Pre-refunded 6/01/10)                                6/10 at 100.00        AAA            332,448

        2,500   California, General Obligation Bonds, Series 2004,                     2/14 at 100.00        AAA          2,785,950
                 5.125%, 2/01/27 (Pre-refunded 2/01/14)

        4,440   Coast Community College District, Orange County, California,           8/13 at 100.00     AA (4)          4,882,046
                 General Obligation Refunding Bonds, Series 2003A,
                 5.000%, 8/01/22 (Pre-refunded 8/01/13) - MBIA Insured

        1,615   Compton Unified School District, Los Angeles County,                   9/13 at 100.00     AA (4)          1,815,841
                 California, General Obligation Bonds, Series 2003A,
                 5.375%, 9/01/19 (Pre-refunded 9/01/13) - MBIA Insured

       12,805   Contra Costa County, California, GNMA Mortgage-Backed                    No Opt. Call        AAA         16,955,228
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)

        3,000   Daly City Housing Development Finance Agency, California,             12/13 at 102.00    N/R (4)          3,486,390
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32
                 (Pre-refunded 12/15/13)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        5,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          5,536,500
        2,500    5.625%, 6/01/38 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          2,768,250


                                       55

NUC
Nuveen California Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       8,000   Los Angeles County Metropolitan Transportation Authority,              7/10 at 101.00     AA (4)       $  8,553,840
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        2,000   Los Angeles Unified School District, California, General               7/10 at 100.00    AA- (4)          2,123,640
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        3,005   Monterey County, California, Certificates of Participation,            8/11 at 100.00     A2 (4)          3,241,103
                 Master Plan Financing, Series 2001, 5.000%, 8/01/20
                 (Pre-refunded 8/01/11) - MBIA Insured

        2,375   Moreno Valley Unified School District, Riverside County,               8/14 at 100.00        AAA          2,679,119
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/24 (Pre-refunded 8/01/14) - FSA Insured

        5,000   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00        AAA          5,189,600
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32

       13,375   San Bernardino County, California, GNMA Mortgage-Backed                  No Opt. Call        AAA         15,356,104
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1989A, 7.750%, 11/01/14
                 (Alternative Minimum Tax) (ETM)

        3,000   San Francisco Airports Commission, California, Revenue                 5/12 at 100.00     AA (4)          3,297,060
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28B, 5.250%, 5/01/22
                 (Pre-refunded 5/01/12) - MBIA Insured

        1,615   University of California, Certificates of Participation,               1/10 at 101.00    Aa1 (4)          1,700,240
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/21 (Pre-refunded 1/01/10)

                University of California, Revenue Bonds, Multi-Purpose Projects,
                Series 2002O:
        5,265    5.000%, 9/01/18 (Pre-refunded 9/01/10) - FGIC Insured                 9/10 at 101.00     AA (4)          5,627,916
       10,255    5.000%, 9/01/19 (Pre-refunded 9/01/10) - FGIC Insured                 9/10 at 101.00     AA (4)         10,961,876

------------------------------------------------------------------------------------------------------------------------------------
      131,820   Total U.S. Guaranteed                                                                                    147,668,666
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.3% (4.7% OF TOTAL INVESTMENTS)

        3,695   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A          3,215,426
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

          500   Los Angeles Department of Water and Power, California, Power           7/15 at 100.00        Aaa            506,325
                 System Revenue Bonds, Series 2008, 5.000%, 7/01/31 -
                 FSA Insured (UB)

        1,235   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-          1,130,568
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        5,000   Merced Irrigation District, California, Revenue Certificates of        9/13 at 102.00       Baa3          4,880,450
                 Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        1,200   Sacramento Municipal Utility District, California, Electric              No Opt. Call         A1          1,226,004
                 Revenue Bonds, Series 2004T, 5.250%, 5/15/23 -
                 FGIC Insured

        2,410   Sacramento Municipal Utility District, California, Electric            8/12 at 100.00        AAA          2,506,762
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 -
                 FSA Insured

        4,000   Southern California Public Power Authority, Revenue Bonds,             7/13 at 100.00         AA          4,113,000
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

        5,500   Southern California Public Power Authority, Revenue Bonds,               No Opt. Call        AA-          6,117,320
                 Multiple Projects, Series 1989, 6.750%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
       23,540   Total Utilities                                                                                          23,695,855
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.4% (4.8% OF TOTAL INVESTMENTS)

        5,525   California Statewide Community Development Authority, Water           10/13 at 101.00        AAA          5,809,096
                 and Wastewater Revenue Bonds, Pooled Financing Program,
                 Series 2004A, 5.250%, 10/01/24 - FSA Insured

        1,270   Eastern Municipal Water District, California, Water and Sewerage       7/18 at 100.00         AA          1,232,611
                 System Revenue Certificates of Participation, Series 2008,
                 Trust 2925, 13.177%, 7/01/35 (IF)

                Goleta Water District, California, Certificates of Participation
                Revenue Bonds, Series 2003:
        1,000    5.250%, 12/01/20 - MBIA Insured                                      12/13 at 100.00         AA          1,051,930
        1,440    5.250%, 12/01/21 - MBIA Insured                                      12/13 at 100.00         AA          1,501,718
        1,205    5.250%, 12/01/22 - MBIA Insured                                      12/13 at 100.00         AA          1,259,635


                                       56

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         850   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA       $    832,516
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        1,250   Indio Water Authority, California, Water Revenue Bonds,                4/16 at 100.00         AA          1,251,513
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

          500   Norco, California, Certificates of Participation Refunding,           10/08 at 102.00         AA            501,890
                 Water and Sewerage System Improvement Project,
                 Series 1998, 5.125%, 10/01/28 - AMBAC Insured
        1,500   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,            7/18 at 100.00       BBB-          1,572,540
                 Senior Lien Series 2008A, 6.000%, 7/01/38

        5,375   San Francisco City and County Public Utilities Commission,            11/12 at 100.00         AA          5,596,128
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/19 - MBIA Insured

                Turlock Public Finance Authority, California, Sewerage
                Revenue Bonds, Series 2003A:
        1,565    5.000%, 9/15/19 - FGIC Insured                                        9/13 at 100.00         AA          1,607,396
        1,650    5.000%, 9/15/20 - FGIC Insured                                        9/13 at 100.00         AA          1,684,964

------------------------------------------------------------------------------------------------------------------------------------
       23,130   Total Water and Sewer                                                                                    23,901,937
------------------------------------------------------------------------------------------------------------------------------------
$     486,996   Total Investments (cost $488,989,410) - 154.5%                                                          501,214,735
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.0)%                                                                      (22,761,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.4%                                                                     10,924,978
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)% (5)                                                   (165,025,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $324,353,713
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade. The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.9%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                                 August 31, 2008

                                                   CALIFORNIA                         CALIFORNIA        CALIFORNIA       CALIFORNIA
                                  CALIFORNIA      PERFORMANCE        CALIFORNIA       INVESTMENT            SELECT          QUALITY
                                       VALUE             PLUS       OPPORTUNITY          QUALITY           QUALITY           INCOME
                                       (NCA)            (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $248,196,247,
   $283,804,797, $179,643,656,
   $302,496,877, $501,381,333
   and $488,989,410,
   respectively)               $251,651,119      $284,309,710      $181,844,971     $303,645,510      $503,383,582     $501,214,735
Cash                                     --         9,534,242         6,651,780       15,176,271        22,495,666       16,991,089
Receivables:
   Interest                       3,103,878         4,313,974         2,189,258        4,795,335         7,191,549        7,398,477
   Investments sold                 215,000                --                --               --                --               --
Other assets                         16,326            43,102            16,380           41,108            54,344           64,387
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                 254,986,323       298,201,028       190,702,389      323,658,224       533,125,141      525,668,688
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                    3,526,433                --                --               --                --               --
Payable for Preferred
    shares noticed
   for redemption, at
   liquidation value                     --         5,150,000                --       13,725,000         7,100,000       11,875,000
Floating rate obligations         5,451,000         8,255,000         5,146,000       19,225,000        24,189,000       22,761,000
Accrued expenses:
   Management fees                  117,031           153,827            98,918          162,320           273,204          266,433
   Other                             88,246            98,341            47,236           99,272           144,670          150,060
Common share dividends payable      818,504           631,514           422,407          705,605         1,176,351        1,163,904
Preferred share dividends payable       N/A            44,406            23,332           44,329            52,056           73,578
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities             10,001,214        14,333,088         5,737,893       33,961,526        32,935,281       36,289,975
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at
   liquidation value                    N/A        99,925,000        68,000,000       94,925,000       169,275,000      165,025,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares            $244,985,109      $183,942,940      $116,964,496     $194,771,698      $330,914,860     $324,353,713
====================================================================================================================================
Common shares outstanding        25,253,681        12,965,742         8,168,248       13,580,232        23,129,870       22,020,090
====================================================================================================================================
Net asset value per Common
   share outstanding (net
   assets applicable to Common
   shares, divided by
   Common shares outstanding)  $       9.70      $      14.19      $      14.32     $      14.34      $      14.31     $      14.73
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01
   par value per share         $    252,537      $    129,657      $     81,682     $    135,802      $    231,299     $    220,201
Paid-in surplus                 237,693,682       181,322,141       113,918,317      189,659,207       322,552,272      306,794,127
Undistributed
   (Over-distribution of)
   net investment income            488,787           511,590           233,032          435,127           640,817          156,979
Accumulated net realized
   gain (loss) from
   investments and
   derivative transactions        3,095,231         1,474,639           530,150        3,392,929         5,488,223        4,957,081
Net unrealized
   appreciation (depreciation)
   of investments                 3,454,872           504,913         2,201,315        1,148,633         2,002,249       12,225,325
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares            $244,985,109      $183,942,940      $116,964,496     $194,771,698      $330,914,860     $324,353,713
====================================================================================================================================
Authorized shares:
   Common                       250,000,000       200,000,000       200,000,000      200,000,000       200,000,000      200,000,000
   Preferred                            N/A         1,000,000         1,000,000        1,000,000         1,000,000        1,000,000
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                                      Year Ended August 31, 2008
                                                   CALIFORNIA                         CALIFORNIA        CALIFORNIA       CALIFORNIA
                                  CALIFORNIA      PERFORMANCE        CALIFORNIA       INVESTMENT            SELECT          QUALITY
                                       VALUE             PLUS       OPPORTUNITY          QUALITY           QUALITY           INCOME
                                       (NCA)            (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME               $13,447,961       $15,267,277       $ 9,863,381      $16,327,959       $27,912,079      $27,298,003
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                   1,383,651         1,848,883         1,188,601        1,950,563         3,285,608        3,189,721
Preferred shares - auction fees         N/A           264,975           170,000          279,908           479,646          462,279
Preferred shares - dividend
   disbursing agent fees                N/A            30,000            20,000           20,000            30,000           30,000
Shareholders' servicing agent fees
   and expenses                      32,363            19,101            12,221           17,984            24,545           20,911
Interest expense on
   floating rate obligations        116,513           137,462          103,449           291,576           340,053          335,404
Custodian's fees and expenses        76,916            79,346            56,859           79,272           127,877          151,698
Directors' fees and expenses          5,730             9,208             4,283            6,851            12,672           11,543
Professional fees                    19,919            29,610            22,769           27,254            28,662           38,110
Shareholders' reports - printing
   and mailing expenses              45,391            37,322            24,550           37,298            52,568           53,256
Stock exchange listing fees           9,367             9,367             9,396            9,367             9,367            9,414
Investor relations expense           28,308            28,529            18,320           30,074            49,277           48,039
Other expenses                       10,214            29,916             7,623           30,507            36,917           44,495
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before
   custodian fee credit           1,728,372         2,523,719         1,638,071        2,780,654         4,477,192        4,394,870
   Custodian fee credit             (23,941)          (20,349)          (12,310)         (15,904)          (32,565)         (22,896)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                      1,704,431         2,503,370         1,625,761        2,764,750         4,444,627        4,371,974
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            11,743,530        12,763,907         8,237,620       13,563,209        23,467,452       22,926,029
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
   GAIN (LOSS)
Net realized gain (loss) from:
   Investments                    1,595,437         1,252,724           240,166        1,706,500         2,014,812        1,242,906
   Forward swaps                  1,544,426           481,957           319,511        1,916,826         3,564,177        3,851,151
Change in net unrealized
   appreciation (depreciation) of:
   Investments                   (6,882,534)       (8,379,980)       (4,808,766)      (9,296,655)      (14,542,844)      (9,075,658)
   Forward swaps                   (642,663)         (146,052)            1,358         (579,016)       (1,075,627)      (1,162,220)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and
   unrealized gain (loss)        (4,385,334)       (6,791,351)       (4,247,731)      (6,252,345)      (10,039,482)      (5,143,821)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income              N/A        (3,265,290)       (2,153,159)      (3,599,218)       (5,994,043)      (6,363,248)
From accumulated net realized gains     N/A          (348,912)         (215,479)         (59,134)         (410,088)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders            N/A        (3,614,202)       (2,368,638)      (3,658,352)       (6,404,131)      (6,363,248)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations              $ 7,358,196      $  2,358,354      $  1,621,251      $ 3,652,512       $ 7,023,839      $11,418,960
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS

                                    CALIFORNIA VALUE (NCA)       CALIFORNIA PERFORMANCE PLUS (NCP)     CALIFORNIA OPPORTUNITY (NCO)
                               ------------------------------    ---------------------------------     -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    8/31/08           8/31/07           8/31/08          8/31/07           8/31/08          8/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 11,743,530      $ 11,458,806      $ 12,763,907     $ 12,506,724       $ 8,237,620      $ 8,093,150
Net realized gain (loss) from:
   Investments                    1,595,437           285,881         1,252,724          707,835           240,166        1,377,217
   Forward swaps                  1,544,426           116,800           481,957          731,300           319,511          (85,714)
Change in net unrealized
   appreciation
  (depreciation) of:
   Investments                   (6,882,534)       (6,426,708)       (8,379,980)      (8,786,247)       (4,808,766)      (6,864,917)
   Forward swaps                   (642,663)          (56,964)         (146,052)        (556,393)            1,358           (1,358)
Distributions to
   Preferred Shareholders:
   From net investment income           N/A               N/A        (3,265,290)      (3,344,706)       (2,153,159)      (2,275,505)
   From accumulated net
      realized gains                    N/A               N/A          (348,912)        (208,558)         (215,479)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                7,358,196         5,377,815         2,358,354        1,049,955         1,621,251          242,873
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income      (11,057,213)      (11,512,039)       (8,917,838)      (9,259,482)       (5,776,585)      (6,489,586)
From accumulated net
   realized gains                  (451,828)         (712,571)         (963,355)        (683,961)         (607,718)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                 (11,509,041)      (12,224,610)       (9,881,193)      (9,943,443)       (6,384,303)      (6,489,586)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions    114,284                --                --               --                --          182,321
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares from
   capital share transactions       114,284                --                --               --                --          182,321
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                 (4,036,561)       (6,846,795)       (7,522,839)      (8,893,488)       (4,763,052)      (6,064,392)
Net assets applicable
   to Common shares
   at the beginning of year     249,021,670       255,868,465       191,465,779      200,359,267       121,727,548      127,791,940
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $244,985,109      $249,021,670      $183,942,940     $191,465,779      $116,964,496     $121,727,548
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                     $    488,787      $   (189,797)     $    511,590     $    (42,624)     $    233,032     $    (57,947)
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                            CALIFORNIA INVESTMENT QUALITY (NQC)   CALIFORNIA SELECT QUALITY (NVC)    CALIFORNIA QUALITY INCOME (NUC)
                            -----------------------------------   -------------------------------    -------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    8/31/08           8/31/07           8/31/08          8/31/07           8/31/08          8/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 13,563,209      $ 13,162,184      $ 23,467,452     $ 22,553,630      $ 22,926,029     $ 22,166,977
Net realized gain (loss) from:
   Investments                    1,706,500            14,246         2,014,812          607,991         1,242,906          (86,120)
   Forward swaps                  1,916,826            55,300         3,564,177          802,400         3,851,151          (35,100)
Change in net unrealized
   appreciation (depreciation) of:
   Investments                   (9,296,655)       (8,137,893)      (14,542,844)     (15,805,336)       (9,075,658)     (12,873,328)
   Forward swaps                   (579,016)         (117,109)       (1,075,627)        (424,362)       (1,162,220)         (28,727)
Distributions to
   Preferred Shareholders:
   From net investment income    (3,599,218)       (3,463,790)       (5,994,043)      (6,274,053)       (6,363,248)      (6,134,827)
   From accumulated net
      realized gains                (59,134)         (261,799)         (410,088)        (290,571)               --         (175,677)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                3,652,512         1,251,139         7,023,839        1,169,699        11,418,960        2,833,198
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (9,784,557)       (9,533,321)      (16,098,392)     (17,364,648)      (15,821,435)     (16,895,802)
From accumulated net
   realized gains                  (162,963)         (893,572)       (1,112,547)      (1,062,552)               --         (592,043)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                  (9,947,520)      (10,426,893)      (17,210,939)     (18,427,200)      (15,821,435)     (17,487,845)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions         --                --                --          228,521                --          315,124
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions            --                --                --          228,521                --          315,124
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                 (6,295,008)       (9,175,754)      (10,187,100)     (17,028,980)       (4,402,475)     (14,339,523)
Net assets applicable
   to Common shares
   at the beginning of year     201,066,706       210,242,460       341,101,960      358,130,940       328,756,188      343,095,711
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $194,771,698      $201,066,706      $330,914,860     $341,101,960      $324,353,713     $328,756,188
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year          $    435,127      $    204,202      $    640,817     $   (697,633)     $    156,979     $   (525,730)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective February 29, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 ``Accounting for Uncertainty in Income Taxes'' (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is ``more-likely-than-not'' (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended August 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

California Value (NCA) is not authorized to issue Preferred shares. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of August 31, 2008, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                                         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                 --           --        3,051           --        1,249
   Series T                                              1,697           --           --        2,116           --
   Series W                                                603        2,200          746        1,481        2,676
   Series TH                                                --           --           --        3,174           --
   Series F                                              1,697          520           --           --        2,676
------------------------------------------------------------------------------------------------------------------
Total                                                    3,997        2,720        3,797        6,771        6,601
==================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear,'' and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Notes to
FINANCIAL STATEMENTS (continued)



On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding auction rate preferred securities (ARPS), whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the fiscal year ended August 31, 2008, California Performance Plus (NCP), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) redeemed and/or noticed for redemption $6,075,000, $17,075,000, $22,725,000 and
$19,975,000 of their outstanding Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense on floating rate obligations" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters increases beyond the value of the investments included in the Fund's Statement of Assets and Liabilities as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates.

During the fiscal year ended August 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

At August 31, 2008, each Fund's maximum exposure to recourse trusts and/or credit recovery swaps is as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                           (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
                                     $16,845,000          $ --         $ --         $ --         $ --         $ --
==================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended August 31, 2008, were as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                           (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations     $4,457,148    $5,238,421   $3,861,519  $10,970,792  $13,102,464  $12,989,082
Average annual interest rate and fees      2.61%         2.62%        2.68%        2.66%        2.60%        2.58%
==================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements

Notes to
FINANCIAL STATEMENTS (continued)



and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Common Share Repurchases

On July 30, 2008, the Funds' Board of Directors approved a program under which each Fund may repurchase up to 10% of its common shares. The Funds did not repurchase any of their common shares during the fiscal year ended August 31, 2008.

Transactions in Common shares were as follows:

                                             CALIFORNIA                 CALIFORNIA                CALIFORNIA
                                             VALUE (NCA)          PERFORMANCE PLUS (NCP)      OPPORTUNITY (NCO)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         8/31/08       8/31/07      8/31/08      8/31/07      8/31/08      8/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions          11,873            --           --           --           --       11,448
==================================================================================================================
                                             CALIFORNIA                 CALIFORNIA                CALIFORNIA
                                      INVESTMENT QUALITY (NQC)     SELECT QUALITY (NVC)      QUALITY INCOME (NUC)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         8/31/08       8/31/07      8/31/08      8/31/07      8/31/08      8/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions              --            --           --       15,014           --       20,362
==================================================================================================================

Preferred Share Repurchases

California Value (NCA) is not authorized to issue Preferred shares. Transactions in Preferred shares were as follows:

                                  CALIFORNIA PERFORMANCE PLUS (NCP)                      CALIFORNIA OPPORTUNITY (NCO)
                            --------------------------------------------        ------------------------------------------
                               YEAR ENDED                YEAR ENDED                YEAR ENDED             YEAR ENDED
                                  8/31/08                   8/31/07                   8/31/08                8/31/07
--------------------------------------------------------------------------------------------------------------------------
                            SHARES      AMOUNT        SHARES      AMOUNT        SHARES     AMOUNT        SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed
and/or noticed for redemption:
   Series M                     --  $       --            --       $ --             --       $ --            --       $ --
   Series T                    103   2,575,000            --         --             --         --            --         --
   Series W                     37     925,000            --         --             --         --            --         --
   Series TH                    --          --            --         --             --         --            --         --
   Series F                    103   2,575,000            --         --             --         --            --         --
--------------------------------------------------------------------------------------------------------------------------
                               243  $6,075,000            --       $ --             --       $ --            --       $ --
==========================================================================================================================

                                CALIFORNIA INVESTMENT QUALITY (NQC)                   CALIFORNIA SELECT QUALITY (NVC)
                            --------------------------------------------        ------------------------------------------
                               YEAR ENDED                YEAR ENDED                YEAR ENDED             YEAR ENDED
                                  8/31/08                   8/31/07                   8/31/08                8/31/07
--------------------------------------------------------------------------------------------------------------------------
                            SHARES      AMOUNT        SHARES      AMOUNT        SHARES     AMOUNT        SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed
and/or noticed for redemption:
   Series M                    549  $13,725,000           --       $ --             --  $        --          --       $ --
   Series T                     --           --           --         --            284    7,100,000          --         --
   Series W                    134    3,350,000           --         --            199    4,975,000          --         --
   Series TH                    --           --           --         --            426   10,650,000          --         --
   Series F                     --           --           --         --             --           --          --         --
--------------------------------------------------------------------------------------------------------------------------
                               683  $17,075,000           --       $ --            909  $22,725,000          --       $ --
==========================================================================================================================
                                                                                     CALIFORNIA QUALITY INCOME (NUC)
                                                                                ------------------------------------------
                                                                                   YEAR ENDED             YEAR ENDED
                                                                                      8/31/08                8/31/07
--------------------------------------------------------------------------------------------------------------------------
                                                                                SHARES     AMOUNT        SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed
and/or noticed for redemption:
   Series M                                                                        151  $ 3,775,000          --       $ --
   Series T                                                                         --           --          --         --
   Series W                                                                        324    8,100,000          --         --
   Series TH                                                                        --           --          --         --
   Series F                                                                        324    8,100,000          --         --
--------------------------------------------------------------------------------------------------------------------------
                                                                                   799  $19,975,000         --        $ --
==========================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended August 31, 2008, were as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                           (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Purchases                            $59,582,750   $31,937,641  $14,288,147  $46,434,395  $67,064,154  $52,077,771
Sales and maturities                  54,746,712    39,291,807   20,870,725   53,829,195   89,674,224   60,537,690
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2008, the cost of investments was as follows:

                                                CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                                  CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                       VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                       (NCA)         (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
------------------------------------------------------------------------------------------------------------------
Cost of investments             $242,846,304  $275,460,422  $174,450,509  $283,209,082  $477,203,869  $466,315,866
==================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2008, were as follows:

                                                    CALIFORNIA                  CALIFORNIA    CALIFORNIA     CALIFORNIA
                                      CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT        QUALITY
                                           VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY         INCOME
                                           (NCA)         (NCP)         (NCO)         (NQC)         (NVC)          (NUC)
-----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                      $11,362,991   $ 8,683,256   $ 7,247,364   $ 9,592,453  $ 17,324,621   $ 22,200,116
   Depreciation                       (8,009,239)   (8,088,850)   (4,998,453)   (8,381,057)  (15,333,413)   (10,061,859)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments     $ 3,353,752   $   594,406   $ 2,248,911   $ 1,211,396  $  1,991,208   $ 12,138,257
=======================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at August 31, 2008, the Funds' tax year end, were as follows:

                                                    CALIFORNIA                  CALIFORNIA    CALIFORNIA     CALIFORNIA
                                      CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT        QUALITY
                                           VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY         INCOME
                                           (NCA)         (NCP)         (NCO)         (NQC)         (NVC)          (NUC)
-----------------------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *                $1,344,414    $1,134,840      $688,765    $1,148,424    $1,940,099     $1,504,071
Undistributed net
   ordinary income **                  1,471,194            --       136,923       478,368     3,217,971      2,037,884
Undistributed net
   long-term capital gains             1,791,287     1,538,882       382,913     2,977,268     2,375,591      3,042,945
=======================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2008, paid on September 2, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended August 31, 2008 and August 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
2008                                       (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income***              $11,056,779   $12,093,815   $7,788,970  $13,039,199  $22,149,317  $22,202,204
Distributions from net
   ordinary income **                         --       120,294      156,931      564,093           --       44,856
Distributions from net
   long-term capital gains****           451,828     1,312,267      823,197           --    1,522,635           --
==================================================================================================================

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
2007                                       (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Distributions from net
  tax-exempt income                  $11,560,751  $12,586,202    $8,568,752  $13,020,096  $23,676,926  $22,977,178
Distributions from net
  ordinary income **                       1,772       81,182       237,458       82,870      118,707       76,734
Distributions from net
  long-term capital gains                712,571      813,872            --    1,072,501    1,353,123      767,720
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended August 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2008.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund, and for California Value (NCA) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding California Value (NCA)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                   FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                       .4500%
For the next $125 million                                                                                        .4375
For the next $250 million                                                                                        .4250
For the next $500 million                                                                                        .4125
For the next $1 billion                                                                                          .4000
For the next $3 billion                                                                                          .3875
For net assets over $5 billion                                                                                   .3750
=======================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2008, the complex level fee rate was .1867%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                                            EFFECTIVE RATE AT BREAKPOINT LEVEL
-----------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                      .2000%
$56 billion                                                                                                      .1996
$57 billion                                                                                                      .1989
$60 billion                                                                                                      .1961
$63 billion                                                                                                      .1931
$66 billion                                                                                                      .1900
$71 billion                                                                                                      .1851
$76 billion                                                                                                      .1806
$80 billion                                                                                                      .1773
$91 billion                                                                                                      .1691
$125 billion                                                                                                     .1599
$200 billion                                                                                                     .1505
$250 billion                                                                                                     .1469
$300 billion                                                                                                     .1445
=======================================================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen-sponsored funds in the United States, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen-sponsored funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Notes to
FINANCIAL STATEMENTS (continued)



Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2008, to shareholders of record on September 15, 2008, as follows:

                                                    CALIFORNIA                CALIFORNIA   CALIFORNIA   CALIFORNIA
                                      CALIFORNIA   PERFORMANCE   CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                           VALUE          PLUS  OPPORTUNITY      QUALITY      QUALITY       INCOME
                                           (NCA)         (NCP)        (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------
Dividend per share                        $.0380        $.0580       $.0585       $.0605       $.0605       $.0615
==================================================================================================================

Financial
HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                  Less Distributions
                           -------------------------------------------------------------------   -------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                     Net
                Beginning                                Investment         Capital              Investment    Capital
                   Common                       Net       Income to        Gains to               Income to   Gains to
                    Share         Net     Realized/       Preferred       Preferred                  Common     Common
                Net Asset  Investment    Unrealized          Share-          Share-                  Share-     Share-
                    Value      Income    Gain (Loss)        holders+        holders+     Total      holders    holders     Total
=================================================================================================================================
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008               $ 9.87       $ .47        $ (.18)            N/A             N/A      $ .29        $(.44)     $(.02)   $ (.46)
2007                10.14         .45          (.23)            N/A             N/A        .22         (.46)      (.03)     (.49)
2006                10.33         .46          (.13)            N/A             N/A        .33         (.46)      (.06)     (.52)
2005                10.20         .47           .21             N/A             N/A        .68         (.47)      (.08)     (.55)
2004                 9.93         .48           .34             N/A             N/A        .82         (.48)      (.07)     (.55)

CALIFORNIA PERFORMANCE PLUS (NCP)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                14.77         .98          (.52)           (.25)           (.03)       .18         (.69)      (.07)     (.76)
2007                15.45         .96          (.60)           (.26)           (.02)       .08         (.71)      (.05)     (.76)
2006                15.79         .96          (.29)           (.23)             --        .44         (.78)        --      (.78)
2005                15.53         .97           .49            (.12)           (.01)      1.33         (.90)      (.17)    (1.07)
2004                14.76         .99           .80            (.06)             --       1.73         (.96)        --      (.96)
=================================================================================================================================
                                               Total Returns
                                           --------------------
                                                         Based
                     Ending                                 on
                     Common                 Based       Common
                      Share     Ending         on    Share Net
                  Net Asset     Market     Market        Asset
                      Value      Value      Value*       Value*
===============================================================
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------
Year Ended 8/31:
2008                 $ 9.70     $ 9.63       4.70%        2.94%
2007                   9.87       9.65       4.74         2.11
2006                  10.14       9.67       2.85         3.34
2005                  10.33       9.92      13.33         6.82
2004                  10.20       9.27       8.02         8.40

CALIFORNIA PERFORMANCE PLUS (NCP)
---------------------------------------------------------------
Year Ended 8/31:
2008                  14.19      12.70      (4.41)        1.23
2007                  14.77      14.07       3.21          .49
2006                  15.45      14.36       4.42         2.97
2005                  15.79      14.52       9.66         8.89
2004                  15.53      14.26       9.65        12.00
===============================================================
                                                           Ratios/Supplemental Data
                 ---------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets            Ratios to Average Net Assets
                                       Applicable to Common Shares             Applicable to Common Shares
                                              Before Credit                          After Credit**
                               -----------------------------------------  -----------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable       Expenses       Expenses          Net       Expenses       Expenses          Net    Portfolio
                   to Common      Including      Excluding   Investment      Including      Excluding   Investment     Turnover
                 Shares (000)  Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++        Rate
================================================================================================================================
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                $244,985            .69%         .65%          4.71%           .69%           .64%        4.72%          22%
2007                 249,022            .65          .62           4.49            .64            .61         4.51            8
2006                 255,868            .64          .64           4.51            .63            .63         4.52           20
2005                 260,782            .63          .63           4.54            .63            .63         4.54            4
2004                 257,550            .65          .65           4.70            .65            .65         4.70           28

CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                 183,943           1.33         1.26           6.73           1.32           1.25         6.74           11
2007                 191,466           1.30         1.22           6.28           1.28           1.20         6.30           18
2006                 200,359           1.23         1.23           6.28           1.22           1.22         6.29           11
2005                 204,692           1.23         1.23           6.22           1.22           1.22         6.23            5
2004                 201,307           1.26         1.26           6.48           1.25           1.25         6.49           16
================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
CALIFORNIA VALUE (NCA)
----------------------------------------------------
Year Ended 8/31:
2008               $  N/A        $  N/A     $    N/A
2007                  N/A           N/A          N/A
2006                  N/A           N/A          N/A
2005                  N/A           N/A          N/A
2004                  N/A           N/A          N/A

CALIFORNIA PERFORMANCE PLUS (NCP)
----------------------------------------------------
Year Ended 8/31:
2008              105,075        25,000       68,765
2007              106,000        25,000       70,157
2006              106,000        25,000       72,255
2005              106,000        25,000       73,276
2004              106,000        25,000       72,478
====================================================

N/A  Fund is not authorized to issue Preferred shares.

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.


                                 See accompanying notes to financial statements.


                                  72-73 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                  Less Distributions
                           -------------------------------------------------------------------   -------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                     Net
                Beginning                                Investment         Capital              Investment    Capital
                   Common                       Net       Income to        Gains to               Income to   Gains to
                    Share         Net     Realized/       Preferred       Preferred                  Common     Common
                Net Asset  Investment    Unrealized          Share-          Share-                  Share-     Share-
                    Value      Income    Gain (Loss)        holders+        holders+     Total      holders    holders     Total
=================================================================================================================================
CALIFORNIA OPPORTUNITY (NCO)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008               $14.90       $1.01      $ (.52)            $(.26)          $(.03)     $ .20        $(.71)     $(.07)   $ (.78)
2007                15.67         .99        (.68)             (.28)             --        .03         (.80)        --      (.80)
2006                16.14        1.00        (.41)             (.22)             --        .37         (.84)        --      (.84)
2005                15.67        1.02         .50              (.12)             --       1.40         (.93)        --      (.93)
2004                14.77        1.03         .88              (.06)             --       1.85         (.95)        --      (.95)

CALIFORNIA INVESTMENT QUALITY (NQC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                14.81        1.00        (.47)             (.27)             --*       .26         (.72)      (.01)     (.73)
2007                15.48         .97        (.59)             (.26)           (.02)       .10         (.70)      (.07)     (.77)
2006                15.86         .96        (.24)             (.23)           (.01)       .48         (.80)      (.06)     (.86)
2005                15.65         .98         .40              (.13)           (.01)      1.24         (.92)      (.11)    (1.03)
2004                15.09        1.00         .70              (.06)           (.01)       1.63        (.97)      (.10)    (1.07)
=================================================================================================================================
                                               Total Returns
                                           --------------------
                                                         Based
                     Ending                                 on
                     Common                 Based       Common
                      Share     Ending         on    Share Net
                  Net Asset     Market     Market        Asset
                      Value      Value      Value**      Value**
================================================================
CALIFORNIA OPPORTUNITY (NCO)
----------------------------------------------------------------
Year Ended 8/31:
2008                 $14.32     $12.85      (5.15)%       1.35%
2007                  14.90      14.36      (1.62)         .07
2006                  15.67      15.36       4.02         2.47
2005                  16.14      15.61      15.00         9.19
2004                  15.67      14.45      10.63        12.86

CALIFORNIA INVESTMENT QUALITY (NQC)
----------------------------------------------------------------
Year Ended 8/31:
2008                 14.34       13.08        .53         1.78
2007                 14.81       13.74      (1.03)         .57
2006                 15.48       14.63       2.73         3.21
2005                 15.86       15.10       9.33         8.18
2004                 15.65       14.80       8.94        11.11
================================================================
                                                             Ratios/Supplemental Data
                   ---------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets            Ratios to Average Net Assets
                                         Applicable to Common Shares             Applicable to Common Shares
                                                Before Credit                          After Credit***
                                 -----------------------------------------  -----------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses       Expenses          Net       Expenses       Expenses          Net    Portfolio
                     to Common      Including      Excluding   Investment      Including      Excluding   Investment     Turnover
                   Shares (000)  Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++        Rate
==================================================================================================================================
CALIFORNIA OPPORTUNITY (NCO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                  $116,964           1.36%          1.28%        6.84%          1.35%          1.27%        6.85%           8%
2007                   121,728           1.31           1.26         6.37           1.29           1.24         6.39           10
2006                   127,792           1.26           1.26         6.43           1.24           1.24         6.45           18
2005                   131,587           1.25           1.25         6.42           1.25           1.25         6.43            7
2004                   127,743           1.28           1.28         6.72           1.28           1.28         6.73           13

CALIFORNIA INVESTMENT QUALITY (NQC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                   194,772           1.39           1.24         6.77           1.38           1.24         6.78           15
2007                   201,067           1.34           1.22         6.32           1.32           1.20         6.33           12
2006                   210,242           1.22           1.22         6.28           1.21           1.21         6.29           11
2005                   215,446           1.21           1.21         6.24           1.20           1.20         6.25            5
2004                   212,509           1.22           1.22         6.48           1.22           1.22         6.49           20
==================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
CALIFORNIA OPPORTUNITY (NCO)
----------------------------------------------------
Year Ended 8/31:
2008              $68,000       $25,000      $68,002
2007               68,000        25,000       69,753
2006               68,000        25,000       71,982
2005               68,000        25,000       73,377
2004               68,000        25,000       71,964

CALIFORNIA INVESTMENT QUALITY (NQC)
----------------------------------------------------
Year Ended 8/31:
2008              108,650        25,000       69,816
2007              112,000        25,000       69,881
2006              112,000        25,000       71,929
2005              112,000        25,000       73,091
2004              112,000        25,000       72,435
====================================================

*    Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  74-75 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                  Less Distributions
                           -------------------------------------------------------------------   -------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                     Net
                Beginning                                Investment         Capital              Investment    Capital
                   Common                       Net       Income to        Gains to               Income to   Gains to
                    Share         Net     Realized/       Preferred       Preferred                  Common     Common
                Net Asset  Investment    Unrealized          Share-          Share-                  Share-     Share-
                    Value      Income    Gain (Loss)        holders+        holders+     Total      holders    holders     Total
=================================================================================================================================
CALIFORNIA SELECT QUALITY (NVC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008               $14.75       $1.01         $(.42)          $(.26)          $(.02)     $ .31       $ (.70)     $(.05)   $ (.75)
2007                15.49         .98          (.64)           (.27)           (.01)       .06         (.75)      (.05)     (.80)
2006                15.98         .99          (.27)           (.22)           (.02)       .48         (.85)      (.12)     (.97)
2005                15.63        1.02           .53            (.13)           (.01)      1.41         (.96)      (.10)    (1.06)
2004                14.93        1.04           .77            (.06)           (.01)      1.74         (.97)      (.07)    (1.04)

CALIFORNIA QUALITY INCOME (NUC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                14.93        1.04          (.23)           (.29)              --       .52         (.72)        --      (.72)
2007                15.60        1.01          (.59)           (.28)           (.01)       .13         (.77)      (.03)     (.80)
2006                16.03        1.02          (.35)           (.23)              --       .44         (.84)      (.03)     (.87)
2005                15.49        1.04           .69            (.13)           (.01)      1.59         (.97)      (.08)    (1.05)
2004                14.85        1.05           .73            (.07)              --      1.71        (1.02)      (.05)    (1.07)
=================================================================================================================================
                                               Total Returns
                                           --------------------
                                                         Based
                     Ending                                 on
                     Common                 Based       Common
                      Share     Ending         on    Share Net
                  Net Asset     Market     Market        Asset
                      Value      Value      Value*       Value*
===============================================================
CALIFORNIA SELECT QUALITY (NVC)
---------------------------------------------------------------
Year Ended 8/31:
2008                 $14.31     $12.88      (2.52)%       2.07%
2007                  14.75      13.97      (3.40)         .29
2006                  15.49      15.25       3.63         3.21
2005                  15.98      15.69      13.70         9.33
2004                  15.63      14.81      12.38        11.97

CALIFORNIA QUALITY INCOME (NUC)
---------------------------------------------------------------
Year Ended 8/31:
2008                  14.73      13.08      (2.12)        3.51
2007                  14.93      14.08      (2.92)         .74
2006                  15.60      15.28       2.90         2.96
2005                  16.03      15.73      12.30        10.57
2004                  15.49      15.00       9.67        11.76
===============================================================
                                                             Ratios/Supplemental Data
                   ---------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets            Ratios to Average Net Assets
                                         Applicable to Common Shares             Applicable to Common Shares
                                                Before Credit                          After Credit**
                                 -----------------------------------------  -----------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses       Expenses          Net       Expenses       Expenses          Net    Portfolio
                     to Common      Including      Excluding   Investment      Including      Excluding   Investment     Turnover
                   Shares (000)  Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++        Rate
==================================================================================================================================
CALIFORNIA SELECT QUALITY (NVC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                  $330,915           1.32%          1.22%        6.90%          1.31%          1.21%        6.91%          13%
2007                   341,102           1.28           1.19         6.36           1.26           1.17         6.37           16
2006                   358,131           1.20           1.20         6.38           1.19           1.19         6.39           16
2005                   369,087           1.19           1.19         6.44           1.18           1.18         6.44            8
2004                   360,938           1.21           1.21         6.78           1.20           1.20         6.78           14

CALIFORNIA QUALITY INCOME (NUC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                   324,354           1.33           1.23         6.93           1.32           1.22         6.94           10
2007                   328,756           1.28           1.20         6.51           1.27           1.18         6.53           16
2006                   343,096           1.21           1.21         6.54           1.20           1.20         6.55           12
2005                   352,752           1.20           1.20         6.62           1.20           1.20         6.63            6
2004                   340,873           1.22           1.22         6.89           1.21           1.21         6.89           16
==================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
CALIFORNIA SELECT QUALITY (NVC)
----------------------------------------------------
Year Ended 8/31:
2008             $176,375       $25,000      $71,905
2007              192,000        25,000       69,414
2006              192,000        25,000       71,632
2005              192,000        25,000       73,058
2004              192,000        25,000       71,997

CALIFORNIA QUALITY INCOME (NUC)
----------------------------------------------------
Year Ended 8/31:
2008              176,900        25,000       70,839
2007              185,000        25,000       69,427
2006              185,000        25,000       71,364
2005              185,000        25,000       72,669
2004              185,000        25,000       71,064
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  76-77 spread

Board Members & Officers


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of
   333 W. Wacker Drive         the Board             1997                  186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                                                             private philanthropic corporation (since
   333 W. Wacker Drive         Board member          1999                  186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                                                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          2004                  186          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director (since 2005), Beta Gamma Sigma
                                                                                        International Honor Society; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                                                             Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          2005                  186          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and Chief
   9/24/44                                                                              Operating Officer (retired, 2004) of
   333 W. Wacker Drive         Board member          1997                  186          Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director, Dayton
                                                                                        Development Coalition; formerly, member,
                                                                                        Business Advisory Council, Cleveland Federal
                                                                                        Reserve Bank.


                                       78

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                                                             Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          1997                  186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                                                              (since 2006); Commissioner, New York State
   333 W. Wacker Drive         Board member          2007                  186          Commission on Public Authority Reform (since
   Chicago, IL 60606                                                                    2005); formerly, Chair New York Racing
                                                                                        Association Oversight Board (2005-2007);
                                                                                        formerly, Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).

[] TERENCE J. TOTH(2)
   9/29/59                                                                              Private Investor (since 2007); CEO and
   333 W. Wacker Drive         Board Member          2008                  186          President, Northern Trust Investments
   Chicago, IL 60606                                                                    (2004-2007); Executive Vice President,
                                                                                        Quantitative Management & Securities Lending
                                                                                        (2007-2004); prior thereto, various
                                                                                        positions with Northern Trust Company (since
                                                                                        1994); Member: Goodman Theatre Board (Since
                                                                                        2004); Chicago Fellowship Boards (since
                                                                                        2005), University of Illinois Leadership
                                                                                        Council Board (since 2007) and Catalyst
                                                                                        Schools of Chicago Board (since 2008);
                                                                                        formerly Member: Northern Trust Mutual Funds
                                                                                        Board (2005-2007), Northern Trust Japan
                                                                                        Board (2004-2007), Northern Trust Securities
                                                                                        Inc. Board (2003-2007) and Northern Trust
                                                                                        Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                                                              and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          2008                  186          Investments, Inc.; Chief Executive Officer
   Chicago, IL 60606                                                                    (since 2007) of Nuveen Asset Management,
                                                                                        Rittenhouse Asset Management, Nuveen
                                                                                        Investments Advisors, Inc. formerly,
                                                                                        President (1999-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(4)

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  186          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments, LLC;
                                                                                        Managing Director (since 2002), Associate
                                                                                        General Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President and
                                                                                        Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global Investors,
                                                                                        LLC, and Santa Barbara Asset Management, LLC
                                                                                        (since 2006), Nuveen HydePark Group LLC and
                                                                                        Richards & Tierney, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(4); Chartered
                                                                                        Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President of Nuveen
   6/9/55                                                                               Investments, Inc.; Executive Vice President,
   333 W. Wacker Drive         Vice President        2007                  120          U.S. Structured Products of Nuveen
   Chicago, IL 60606                                                                    Investments, LLC, (since 1999), prior
                                                                                        thereto, Managing Director of Structured
                                                                                        Investments.


                                       79

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(5)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  120          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  186          Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                    President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(4); Managing Director (since 2005) of
                                                                                        Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General Counsel
   Chicago, IL 60606           Vice President                                           (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since 1997)
                                                                                        of Nuveen Asset Management; Vice President
                                                                                        (since 2000), Assistant Secretary and
                                                                                        Assistant General Counsel (since 1998) of
                                                                                        Rittenhouse Asset Management, Inc.; Vice
                                                                                        President and Assistant Secretary of Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC,
                                                                                        Santa Barbara Asset Management LLC (since
                                                                                        2006) and of Nuveen HydePark Group, LLC and
                                                                                        Richards &Tierney, Inc. (since 2007);
                                                                                        formerly, Vice President and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(4)


                                       80

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(5)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQ Holdings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group, LLC
                                                                                        and Richards &Tierney, Inc. (since 2007);
                                                                                        prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                        LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President                                           Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive                               2007                  186          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Associate, Skadden,
                                                                                        Arps, Slate Meagher & Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments, LLC
   7/3/62                      Vice President                                           (since 2007); prior thereto, Partner,
   333 W. Wacker Drive         and Assistant         2007                  186          Deloitte & Touche USA LLP (since 2005),
   Chicago, IL 60606           Secretary                                                formerly, senior tax manager (since 2002);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Counsel, Vedder Price
                                                                                        P.C. (1997-2007).

(1) Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008, and were subsequently elected to the Boards of the remaining Nuveen Funds on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.

(3) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(5) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The

     Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
 EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NCP, NQC, NVC and NUC redeemed and/or noticed for redemption 243, 683, 909 and 799 preferred shares, respectively. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                   www.nuveen.com/etf
                                                    Share prices
                                                    Fund details
                                                    Daily financial news
                                                    Investor education
                                                    Interactive planning tools

                                                                     EAN-A-0808D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen California Municipal Value Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                          AUDIT FEES BILLED      AUDIT-RELATED FEES            TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                            TO FUND (1)         BILLED TO FUND (2)       BILLED TO FUND (3)     BILLED TO FUND
---------------------------------------------------------------------------------------------------------------------------------
August 31, 2008                                $ 14,840                  $ 0                      $ 0                $ 0
---------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                   0%                       0%                 0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------------------
August 31, 2007                                $ 13,057                  $ 0                    $ 500                  0
---------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                   0%                       0%                 0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                        AUDIT-RELATED FEES       TAX FEES BILLED TO         ALL OTHER FEES
                                        BILLED TO ADVISER AND        ADVISER AND           BILLED TO ADVISER
                                           AFFILIATED FUND         AFFILIATED FUND        AND AFFILIATED FUND
                                          SERVICE PROVIDERS       SERVICE PROVIDERS        SERVICE PROVIDERS
----------------------------------------------------------------------------------------------------------------
August 31, 2008                                  $ 0                      $ 0                      $ 0
----------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                       0%                       0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------
August 31, 2007                                  $ 0                      $ 0                      $ 0
----------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                       0%                       0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                 BILLED TO ADVISER AND
                                                                AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS      BILLED TO ADVISER AND
                                                                RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                        TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                           BILLED TO FUND        REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
August 31, 2008                                 $   0                      $ 0                      $ 0                $   0
August 31, 2007                                 $ 500                      $ 0                      $ 0                $ 500

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of September 29, 2008, the members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                        FUND
Scott R. Romans             Nuveen California Municipal Value Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                        TYPE OF ACCOUNT               NUMBER OF
PORTFOLIO MANAGER           MANAGED                   ACCOUNTS    ASSETS*
--------------------------------------------------------------------------------
Scott R. Romans    Registered Investment Company           28     $5.676 billion
                   Other Pooled Investment Vehicles        0      $0
                   Other Accounts                          3      $.556 million

* Assets are as of August 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of September 30, 2008, the S&P/Investortools Municipal Bond index was comprised of 53,005 securities with an aggregate current market value of $1,060 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of August 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                       DOLLAR RANGE OF
                                                                                       EQUITY SECURITIES
                                                                         DOLLAR        BENEFICIALLY
                                                                         RANGE OF      OWNED
                                                                         EQUITY        IN THE REMAINDER
                                                                         SECURITIES    OF NUVEEN
                                                                         BENEFICIALLY  FUNDS MANAGED BY
NAME OF PORTFOLIO                                                        OWNED IN      NAM'S MUNICIPAL
MANAGER             FUND                                                 FUND          INVESTMENT TEAM
-------------------------------------------------------------------------------------------------------
Scott R. Romans     Nuveen California Municipal Value Fund, Inc.         $0            $10,001--$50,000

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003). Currently, he manages investments for 29 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen California Municipal Value Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: November 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 7, 2008
    -------------------------------------------------------------------